As filed with the Securities and Exchange Commission on March 1, 1999


                                                      Registration No. 33-80784
                                                              File No. 811-08484
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

                    Pre-Effective Amendment No.                     / /


                   Post-Effective Amendment No. 14                  /X/


           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                      /X/


                                Amendment No. 17                    /X/


                        (Check appropriate box or boxes)

                           MENTOR INSTITUTIONAL TRUST
               (Exact name of registrant as specified in charter)

                                  P.O. Box 1357
                            Richmond, Virginia 23286
                    (Address of principal executive offices)

        Registrant's Telephone Number, including Area Code (804) 782-3647
                                 ---------------

                           PAUL F. COSTELLO, President
                              901 East Byrd Street
                            Richmond, Virginia 23219
                     (Name and address of agent for service)
                                -----------------

                                    Copy to:
                           TIMOTHY W. DIGGINS, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110
                                 --------------

It is proposed that this filing will become effective (check appropriate box):


 [ ] immediately upon filing pursuant to paragraph (b)


 [X] on March 1, 1999 pursuant to paragraph (b)


 [ ] 60 days after filing pursuant to paragraph (a)


 [ ] on March 1, 1999 pursuant to paragraph (a)(1)



 [ ] 75 days after filing pursuant to paragraph (a)(2)

 [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      THIS POST-EFFECTIVE AMENDMENT RELATES SOLELY TO THE MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO, THE MENTOR FIXED-INCOME PORTFOLIO, AND THE MENTOR PERPETUAL INTERNATIONAL PORTFOLIO. NO INFORMATION RELATING TO ANY OTHER SERIES OF THE REGISTRANT IS AMENDED OR SUPERSEDED HEREBY.

P R O S P E C T U S                                              March 1, 1999
Y (Institutional) Shares





                           Mentor Institutional Trust
              OFFERING INVESTMENT CHOICES TO QUALIFIED INVESTORS



o MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO a money market fund seeking as high a rate of current income as Mentor Investment Advisors, LLC believes is consistent with preservation of capital and maintenance of liquidity
      ADVISOR: MENTOR INVESTMENT ADVISORS, LLC


o MENTOR FIXED-INCOME PORTFOLIO
      seeking a high level of long-term total return by investing in a diversified portfolio of fixed-income securities and income producing equity securities
      ADVISOR: MENTOR INVESTMENT ADVISORS, LLC


o MENTOR PERPETUAL INTERNATIONAL PORTFOLIO seeking long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers located outside the United States
      ADVISOR: MENTOR PERPETUAL INVESTMENT ADVISORS, LLC


     You can call Mentor Services Company, Inc. at (800) 382-0016 to find out more about these Portfolios and other mutual funds in the Mentor family.

     The prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.




                               ----------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS




                                                       PAGE
                                                       -----
Summary Information ................................     3
Expense Summary ....................................     8
Principal Investment Strategies and Risks ..........     9
Other Investments and Risks ........................    13
Management .........................................    16
How the Portfolios Value Their Shares ..............    17
How To Buy Shares ..................................    18
How To Sell Shares .................................    19
How Distributions Are Made .........................    20
Taxes ..............................................    20
Financial Highlights ...............................    22

                              SUMMARY INFORMATION

     Mentor Institutional Trust (the "Trust") provides investment options through three separate investment portfolios (the "Portfolios"), with varying investment objectives and policies.

     The following Portfolio summaries describe each Portfolio's investment objective (or objectives) and principal investment strategies and identify the principal risks of investing in each Portfolio.


     Below each Portfolio's description is a bar chart which provides some indication of the risks of investing in the Portfolio by showing how the investment returns of that Portfolio's Class Y (Institutional) shares have varied in the years since they were first offered. The table following each bar chart shows how that Portfolio's average annual returns for the last year and for the life of the Portfolio compared to returns of a comparable index, generally a broad-based securities market index. Past performance is not necessarily an indication of future performance.


     It is possible to lose money on investments in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.



MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

     o INVESTMENT OBJECTIVE. To seek as high a rate of current income as Mentor Investment Advisors, LLC ("Mentor Advisors") believes is consistent with preservation of capital and maintenance of liquidity. The Portfolio is a money market fund.

     o PRINCIPAL INVESTMENT STRATEGIES. The Portfolio attempts to maximize yields, consistent with its investment objective, by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and conditions and trends in the U.S. Government securities money markets. The Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary yield disparities in the U.S. Government securities markets. It invests exclusively in U.S. Government securities and repurchase agreements with respect to U.S. Government securities.


     The Portfolio may take advantage of the full range of U.S. Government securities, including securities supported by the full faith and credit of the United States, and other securities supported only by the right of the federal agency or government-sponsored enterprise that issued them to borrow from the U.S. Treasury, or by the credit of entity that issued them. Short-term U.S. Government obligations generally are considered among the safest short-term investments, but as a result, the yields available from such obligations are generally lower than the yields available from comparable corporate debt securities.

     o PRINCIPAL RISKS. The Portfolio's investments will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The values of the Portfolio's investments can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable. AN INVESTMENT IN THIS PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THIS PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO.

               MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

                                     [GRAPH]

Calendar Year End                 Annual Return

      1995                           6.08%
      1996                           5.53%
      1997                           5.60%
      1998                           5.53%



     During the periods shown above, the highest quarterly return was 1.53% for the quarter ended June 30, 1995 and the lowest was 1.27% for the quarter ended December 31, 1998.




AVERAGE ANNUAL TOTAL RETURNS                                         LIFE OF PORTFOLIO
(FOR PERIODS ENDING DECEMBER 31, 1998)                 PAST YEAR      (SINCE 12/5/94)
---------------------------------------------------   -----------   ------------------
U.S. Government Cash Management Portfolio .........       5.53%             5.68%


     For the most recent 7-day yield for this Portfolio, please call 1-800-382-0016.



MENTOR FIXED-INCOME PORTFOLIO


     o INVESTMENT OBJECTIVES. To seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with the Portfolio's primary objective of seeking a high level of long-term total return.


     o PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to maintain relatively high average credit quality but may vary its maturity. To this end, it will seek to maintain a dollar-weighted average credit quality of at least A. Mentor Advisors will adjust the maturity of the Portfolio in response to changing market conditions. The Portfolio normally invests at least 90% of its assets (determined at the time of investment) in securities of investment grade but may invest up to 10% in lower-rated securities known as junk bonds. A security will be deemed to be of "investment grade" if, at the time of investment, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Service, or determined by Mentor Advisors to be of comparable quality. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may also engage in strategies making use of interest rate swaps and other interest rate transactions. The Portfolio invests mainly in U.S. Government securities, corporate bonds, bonds of other private issuers, mortgage-backed securities, other asset-backed securities, and income-producing equity securities, such as preferred stocks, convertible securities, and dividend-paying common stocks.

     o PRINCIPAL RISKS.

     o DEBT SECURITIES. The Portfolio invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest). When interest rates rise, the values of fixed-income securities held by the Portfolio decline. The longer the maturity of a security, the more its value will decline when interest rates rise.Although the Portfolio will only purchase securities which meet its credit guidelines at the time of purchase, it will not necessarily sell securities which are downgraded after purchase.

     o MORTGAGE-BACKED SECURITIES AND OTHER ASSET-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them, and the returns on investments in such securities will depend on, among other things, the rate at which the mortgages may be prepaid under various market conditions. "Residual" interests in which the Portfolio may invest generally represent the right to any excess cash flow remaining after payments to all other interest-holders in a pool of mortgages. The values of residuals are extremely sensitive to changes in interest rates. When interest rates fall, prepayments of mortgages tend to rise, shortening the average maturity of the portfolio when it is least desirable. In certain circumstances, there may be little or no excess cash flow payable to residual holders. Other asset-backed securities are subject to many of the same risks as mortgage-backed securities.

     o LOWER-RATED SECURITIES ("JUNK BONDS"). Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The ratings of securities rated below investment grade ("junk bonds") reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Portfolio may become more volatile.

     o FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange and taxation.

     o INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and other interest rate transactions, typically to adjust the interest-rate sensitivity of the Portfolio. Many of these transactions have the effect of providing investment leverage. They may result in losses to the Portfolio if Mentor Advisors' judgement as to prevailing interest rates is wrong or if these transactions affect the sensitivity of the Portfolio in a manner different from that expected by Mentor Advisors.

                         MENTOR FIXED INCOME PORTFOLIO

                                     [GRAPH]

Calendar Year End               Annual Return
      1995                           19.70%
      1996                            2.40%
      1997                            8.06%
      1998                            7.70%



     During the periods shown above, the highest quarterly return was 6.70% for the quarter ended June 30, 1995, and the lowest was (2.49%) for the quarter ended December 31, 1996.




AVERAGE ANNUAL TOTAL RETURNS                                     LIFE OF PORTFOLIO
(FOR PERIODS ENDING DECEMBER 31, 1998)             PAST YEAR      (SINCE 12/6/94)
-----------------------------------------------   -----------   ------------------
Fixed-Income Portfolio ........................        7.70             9.13
Lehman Brothers Aggregate Bond Index* .........        8.69             9.95


----------

* The Lehman Brothers Aggregate Bond Index is commonly used to compare performance of income-oriented portfolios and is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Investors cannot invest in the Index.


PERPETUAL INTERNATIONAL PORTFOLIO


     o INVESTMENT OBJECTIVE. Long-term capital appreciation.


     o PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to invest in companies, large or small, where earnings are believed to be in a relatively strong growth trend, or where significant further growth is not anticipated but where the shares are thought to be undervalued. The Portfolio will normally invest a substantial portion of its assets in securities of smaller companies and may at times invest a substantial portion of its assets in issuers located in emerging markets. In identifying candidates for investment, Mentor Perpetual considers a variety of factors, including the likelihood of above average earnings growth, attractive relative valuation, and whether the company has any proprietary advantages. Mentor Perpetual may also conduct discussions with management, visit the premises of issuers and analyze industry and market trends in order to select its investments. The Portfolio's investments will normally include a diversified portfolio of equity securities of issuers located outside the United States, such as: common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may invest to a lesser extent in debt securities if Mentor Perpetual believes they would help achieve the Portfolio's objective. When it chooses to invest in debt, the Portfolio seeks to maintain relatively high average credit quality but may vary its maturity. To this end, it will only invest in debt securities which are of investment grade. Mentor Perpetual will adjust the maturity of the Portfolio in response to changing market conditions.

     o PRINCIPAL RISKS.

     o EQUITY SECURITIES. A risk of investing in the Portfolio is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Mentor Perpetual, due to factors that adversely affect markets in general or particular companies in the portfolio. The Portfolio is more sensitive to this risk because it may invest a substantial portion of its assets in smaller companies.

     o FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange and taxation.


     o EMERGING MARKET SECURITIES. Investments in emerging markets are subject to the same risks applicable to foreign investments generally but to a greater extent. For example, the securities markets and legal systems in emerging markets may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Many of the securities in which the Portfolio may invest may trade in limited volume and may be illiquid. Exchanges, if any, on which they trade may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

     o SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies.

     o DEBT SECURITIES. The Portfolio invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest). Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. When interest rates rise, the values of fixed-income securities held by the Portfolio decline. The longer the maturity of a security, the more its value will decline when interest rates rise. Although the Portfolio will only purchase securities which meet its credit guidelines at the time of purchase, it will not necessarily sell securities which are downgraded after purchase.

              MENTOR PERPETUAL INTERNATIONAL PORTFOLIO -- CLASS Y

                                     [GRAPH]

Calendar Year End                    Annual Return
     1997                                10.60%
     1998                                13.53%



     During the periods shown above, the highest quarterly return was 16.89% for the quarter ended December 31, 1998, and the lowest was (15.02)% for the quarter ended September 30, 1998.




AVERAGE ANNUAL TOTAL RETURNS                                                LIFE OF PORTFOLIO
(FOR PERIODS ENDING DECEMBER 31, 1998)                        PAST YEAR      (SINCE 5/29/96)
----------------------------------------------------------   -----------   ------------------
Perpetual International Portfolio ........................       13.53%            9.82%
Morgan Stanley Capital International EAFE Index* .........       20.33%            9.20%


----------

* The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of approximately 1,119 securities issued by foreign companies listed on Europe, Australia & Far East (EAFE) stock exchanges. This is a total return index with gross dividends reinvested. The performance of countries and unmanaged indexes does not reflect expenses and may not correspond to the performance of the Portfolio, which is actively managed and incurs expenses.



                                EXPENSE SUMMARY


     Expenses are one of several factors to consider when investing in a Portfolio. Expenses shown are based on expenses incurred in respect of Y (Institutional) Shares of the Portfolios for the 1998 fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $10,000 investment in each Portfolio over specified periods. THE PORTFOLIOS ARE BEING OFFERED TO INVESTORS PRINCIPALLY THROUGH INVESTMENT ADVISORY ACCOUNTS WITH MENTOR INVESTMENT ADVISORS, LLC AND ITS AFFILIATES; EXPENSES SHOWN BELOW DO NOT REFLECT ANY FEES OR EXPENSES ASSOCIATED WITH THOSE ACCOUNTS.

FEES AND EXPENSES OF THE PORTFOLIO

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):               None


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)




                                                       MENTOR U.S. GOVT.                          MENTOR PERPETUAL
                                                        CASH MANAGEMENT        MENTOR FIXED-       INTERNATIONAL
                                                           PORTFOLIO         INCOME PORTFOLIO        PORTFOLIO
                                                      -------------------   ------------------   -----------------
Management Fees ...................................           0.00%                 0.00%               1.00%
Other Expenses* ...................................           0.12%                 0.10%               0.43%
                                                                                    ----                ----
Total Annual Portfolio Operating Expenses .........           0.12%                 0.10%               1.43%
                                                             -----                  ----                ----
Fee waiver and/or expense limitation ..............          (0.06)%                   0                   0
                                                             -----                  ----                ----


Net Expenses* .....................................           0.06%                0.10%                1.43%
                                                             =====                 =====                =====




----------

*The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers in effect through October 31 1999 on Total Annual Portfolio Operating Expenses.


EXAMPLES

     These Examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


     The Examples assume that you invest $10,000 in Y (Institutional) shares of the Portfolio indicated for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same as the Total Annual Portfolio Operating Expenses (after expiration of the fee waiver and/or expense limitation, assuming it is not extended) shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:





                                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                              --------   ---------   ---------   ---------
Mentor U.S. Government Cash Management Portfolio ..........     $  6        $ 33        $ 62      $  148
Mentor Fixed-Income Portfolio .............................       10          32          56         128
Mentor Perpetual International Portfolio ..................      146         452         782       1,713



                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     A Portfolio may not achieve its objective and you could lose money by investing. The following provides more detail about the Portfolios' principal strategies and risks.

     MORTGAGE-BACKED SECURITIES AND OTHER ASSET-BACKED SECURITIES (FIXED-INCOME PORTFOLIO). The Fixed-Income Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities.

Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on the securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgaged-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     The Fixed-Income Portfolio may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. The values of residuals are extremely sensitive to changes in interest rates. The yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgaged-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

     Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals also may be subject to certain restrictions on transferability. As a result, the Portfolio may be unable to dispose of these interests at prices approximating the values the Portfolio had previously assigned to them.

     The Fixed-Income Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     FOREIGN SECURITIES (FIXED-INCOME PORTFOLIO AND INTERNATIONAL PORTFOLIO). Investment in foreign securities entails certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable to unwilling to meet its obligations on the securities in accordance with their terms, and a Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     JUNK BONDS (FIXED-INCOME PORFOLIO). Junk bonds are securities which are rated below Baa or BBB by Moody's Investors Services or Standard & Poor's (or, if they are unrated, which a Portfolio's investment adviser believes to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Junk bonds are considered to be of poor standing and predominantly speculative, but have higher yields than higher-rated bonds. The Fixed-Income Portfolio will not invest in any securities rated, at the time of purchase, below B by Moody's or Standard & Poor's, or in unrated securities determined by Mentor Advisors to be of comparable quality.


     The values of junk bonds will fluctuate in response to changes in interest rates, just as the value of other bonds does. The values of junk bonds will also be affected by general economic and business conditions affecting the specific industries of their issuers. Because the risk of default on a junk bond is greater than on a higher-rated bond, a worsening of the issuer's financial condition (whether due to industry or other general conditions or for reasons specific to the issuer) will tend to lower the value of a junk bond more than it would lower the value of a higher-rated bond. If a credit agency downgrades the bond's rating, its value will decrease.

     You should carefully consider your ability to assume the risks of owning shares of a Portfolio that invests in junk bonds. The lower credit ratings of junk bonds mean a higher risk of default. Even without a default, the presence of junk bonds in the Portfolio will increase the Portfolio's volatility. At times, there might not be a liquid market for certain junk bonds. This would make it hard for the Portfolio to value them correctly and it might not be able to sell them. Credit agency ratings only attempt to assess the risk of default, not the volatility or liquidity of a security. Any such determinations would therefore be made only by a Portfolio's investment adviser.


     SMALLER COMPANIES (INTERNATIONAL PORTFOLIO). Smaller companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies involve certain special risks. Small companies often have limited product lines, markets, or financial resources. They may be dependent on a limited management group. While the markets in small company securities have grown rapidly in recent years, such securities trade less frequently and in smaller volume than more widely held securities. These securities tend to fluctuate more sharply in value than other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There is usually less publicly-available information about small companies and less market interest in small company securities than in large company securities, and these securities may therefore take longer to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The Portfolio may not be able to sell such securities when it wishes. The Advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     INTEREST RATE TRANSACTIONS (FIXED-INCOME PORTFOLIO). The Fixed-Income Portfolio may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars, for hedging purposes or to realize a greater current return. Interest rate swaps involve the exchange by the Portfolio with another party of different types of interest-rate streams (e.g., and exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser in question is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     TEMPORARY DEFENSIVE STRATEGIES. A Portfolio's investment adviser (except in the case of the Cash Management Portfolio) may implement temporary defensive strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments the investment adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and therefore will affect Portfolio performance. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Portfolios, on which shareholders pay tax.


                          OTHER INVESTMENTS AND RISKS

     The following provides more detail about the Portfolios' investments and risks and other circumstances which could adversely affect the Portfolios' shares or their total return or yield.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (FIXED-INCOME PORTFOLIO). The Fixed-Income Portfolio may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). The Portfolio may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase the Portfolio's overall investment exposure and may result in losses.

      LEVERAGE (INTERNATIONAL PORTFOLIO). The International Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk and may result in losses. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. The Fixed-Income and International Portfolios may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, these Portfolios may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

     A Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Fixed-Income and International Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index future or option transaction, the Portfolio realizes a gain or loss. These Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

     Each Portfolio generally expects that its options transactions will be conducted on recognized exchanges. A Portfolio may in certain instances purchase and sell options in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     A Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fixed-Income Portfolio and the International Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Fixed-Income Portfolio and the International Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     The Fixed-Income Portfolio and the International Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, each of the Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     The Fixed-Income Portfolio and the International Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolios may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of either Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, each Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

     REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolios may enter into repurchase agreements and securities loans. Under a repurchase agreement, a Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, a Portfolio lends portfolio securities. A Portfolio will enter into repurchase agreements and (in the case of the International Portfolio) securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Advisors or Mentor Perpetual, as the case may be, will monitor these transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

      YEAR 2000. It is generally recognized that certain computer systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. The Portfolios receive services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. In addition, the Portfolios' software, that of the issuers of securities held by the Portfolios and the securities markets generally could be subject to problems caused by the "Year 2000" problem. Mentor Advisors and Mentor Perpetual are taking steps that they believe are reasonably designed to address each of these potential "Year 2000" problems and to obtain satisfactory assurances that comparable steps are being taken by the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

     MANAGEMENT RISK. Although a Portfolio may have the flexibility to use some or all of the investment strategies, securities and derivative instruments described in this prospectus and in the Statement of Additional Information, the Advisor may choose not to use a particular strategy or type of security for a variety of reasons. Also, in some market conditions some strategies and securities may not be available for use. These choices may cause the Portfolio to miss opportunities, lose money or not achieve its objective.


     CHANGES IN INVESTMENT POLICY. Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change any Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

                                  MANAGEMENT


     The Trustees of Mentor Institutional Trust ("the Trust") are responsible for generally overseeing the conduct of the Trust's business. They have hired MENTOR INVESTMENT ADVISORS, LLC ("MENTOR ADVISORS"), located at 901 East Byrd Street, Richmond, Virginia 23219, to act as investment adviser to the U.S. Government Cash Management and Fixed-Income Portfolios and MENTOR PERPETUAL ADVISORS ("MENTOR PERPETUAL"), LLC, located at 901 East Byrd Street, Richmond, Virginia, to act as investment adviser to the International Portfolio.

     In 1998, Mentor Advisors received no compensation from the Portfolios for its advisory services, and Mentor Perpetual received a fee of 1.00% of average net assets for its advisory services to the International Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group"), Mentor Advisors or Mentor Perpetual may agree to bear certain expenses of the Portfolios pursuant to voluntary expense limitations from time to time in effect.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer is wholly owned subsidiary of First Union Corp. ("First Union"), a leading financial services company with approximately $234 billion in assets and $17 billion in total stockholders' equity as of September 30, 1998. Mentor Advisors and its affiliates serve as investment advisers to over twenty separate investment portfolios in the Mentor Family of Funds, with total assets under management of more than $15 billion. All investment decisions for the U.S. Government Cash Management and Fixed-Income Portfolios are made by investment teams at Mentor Advisors.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $14 billion. Its clients include 28 unit investment trusts and other public investment pools, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the International Portfolio are made by a team of investment professionals.


     Subject to the general oversight of the Trustees, Mentor Advisors and Mentor Perpetual manage their respective Portfolios in accordance with the stated policies of each Portfolio. Each of Mentor Advisors and Mentor

Perpetual makes investment decisions for its respective Portfolios and places the purchase and sale orders for each Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Advisors and Mentor Perpetual may consider research and brokerage services furnished to them and their affiliates. Subject to seeking the best overall terms available, Mentor Advisors and Mentor Perpetual may consider sales of shares of a Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for that Portfolio. Mentor Advisors and Mentor Perpetual may at times cause the Portfolios to pay commissions to broker-dealers which are affiliated with Mentor Advisors or Mentor Perpetual.


                     HOW THE PORTFOLIOS VALUE THEIR SHARES

     Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value of shares of different classes will generally differ due to the variance in daily net income realized by and dividends paid on each class, and any differences in the expenses of different classes.


     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of a Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's shares is calculated. Because certain of the securities in which the Portfolios may invest may trade on days when the Portfolios do not price their shares, the net asset value of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a particular class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.


     THE U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

                               HOW TO BUY SHARES

     Shares of the FIXED-INCOME and INTERNATIONAL PORTFOLIOS are sold at the net asset value next determined after a purchase order is received by a Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.

     Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor of the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.


     An investor may make an initial purchase of shares of any of the Portfolios by submitting completed application materials along with a purchase order, and by making payment to the Trust. Investors will be required to make minimum initial investments of $500,000 in Class Y (Institutional) Shares of the Portfolios and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940, as amended (including "wrap" accounts), are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors. If an investor purchases shares of any of the Portfolios, other than the U.S. Government Cash Management Portfolio, through EVEREN Securities, Inc. or certain other financial institutions that have made arrangements with Mentor Distributors with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. or such other financial institutions may compensate the investor's investment consultant in connection with that purchase.

     Shares of the Portfolios may be purchased by (i) paying cash, (ii) exchanging securities acceptable to a Portfolio's investment adviser, or (iii) a combination of such securities and cash. Purchase of shares of a Portfolio in exchange for securities is subject in each case to the determination by the Portfolio's investment adviser that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by a Portfolio's investment adviser in exchange for shares will be valued in the same manner as the Portfolio's assets as of the time of the next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Services Company, Inc. at 1-800-869-6042.

     Mentor Distributors, the investment adviser, or affiliates thereof, at their own expense and out of their own assets (or in conjunction with other entities), may also periodically sponsor programs that offer additional compensation in connection with sales of shares of the Portfolios. Compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsered special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Trust's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Certain dealers may not sell all classes of shares.


     Mentor Advisors, Mentor Perpetual, and Mentor Distributors reserve the right to reject any investment in any Portfolio.


                              HOW TO SELL SHARES

     A shareholder may redeem all or any portion of its shares in a Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, the Portfolio c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171. Redemptions will be effected at the net asset value per share of the relevant class of shares of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

       (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number.

       (2) the request is signed by each registered owner exactly as the shares are registered; and

       (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares of a Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Services Company, Inc. for details.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, a Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.


                          HOW DISTRIBUTIONS ARE MADE

     The FIXED-INCOME PORTFOLIO distributes net investment income quarterly and any net realized capital gains at least annually. The INTERNATIONAL PORTFOLIO distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the relevant class of shares of the Portfolio.

     The U.S. Government Cash Management Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the New York Stock Exchange. Shareholders whose purchase of shares of the Portfolio is accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding calendar month will be paid on the first day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of the withdrawal. Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.

     All Portfolio distributions will be invested in additional Portfolio shares of the same class, unless the shareholder instructs a Portfolio otherwise.


                                     TAXES

     The Portfolios will distribute substantially all of their net investment income and capital gain net income on a current basis.


     Distributions of net investment income and short-term capital gains are taxable as ordinary income. Distributions of capital gain on assets held more than 12 months will be taxable as capital gains. Distributions are taxable whether received in cash or reinvested in additional shares. DISTRIBUTIONS ARE TAXABLE TO A SHAREHOLDER EVEN IF THEY ARE PAID FROM INCOME OR GAINS EARNED BY A PORTFOLIO PRIOR TO THE SHAREHOLDER'S INVESTMENT AND THUS WERE INCLUDED IN THE PRICE PAID BY THE SHAREHOLDER.

     Any gain resulting from the sale or exchange of your shares generally also will be subject to tax. Distributions and transactions in shares may also be subject to state and local taxes. The nature of each Portfolio's distributions will be affected by its investment strategies. A Portfolio whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Portfolio whose return comes largely from the sale of long-term holdings will distribute largely long-term capital gains.

     INTERNATIONAL PORTFOLIO ONLY. Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes that were paid by the Portfolio as paid by its shareholders. In that case, shareholders will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. The Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased. In addition, the Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                              FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by. KPMG Peat Marwick LLP, the Trust's independent auditors. Their report dated December 18, 1998 on the financial statements of the Trust for the fiscal year ended October 31, 1998 is included in each Portfolio's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the Trust. (Until November 1, 1996 the U.S. Government Cash Management Portfolio was known as the Cash Management Portfolio and invested in a broad range of money market instruments, not limited (as it currently is) to investments in U.S. Government securities and ments with respect to such securities. During the periods prior to October 31, 1996, the Fixed-Income Portfolio invested only in investment grade fixed-income securities.)


MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS


                                                                             U.S. GOVERNMENT
                                                                        CASH MANAGEMENT PORTFOLIO
                                                     ----------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED       PERIOD ENDED
                                                       10/31/98        10/31/97       10/31/96        10/31/95 (B)
                                                     ------------   -------------   ------------   ------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD .............     $  1.00        $   1.00        $  1.00         $   1.00
INCOME FROM INVESTMENT OPERATIONS ................
 Net investment income ...........................        0.05            0.05           0.05             0.05
 Net realized and unrealized gain (loss) on
   investments ...................................          --*             --*            --*              --
                                                       ---------      ----------      ---------       ---------
 Total from investment operations ................        0.05            0.05           0.05             0.05
                                                       -------        --------        -------         ---------
LESS DISTRIBUTIONS
 From net investment income ......................       (0.05)          (0.05)         (0.05)           (0.05)
 From capital gains ..............................          --*             --*            --*              --
                                                       ---------      ----------      ---------       ---------
 Total distributions .............................       (0.05)          (0.05)         (0.05)           (0.05)
                                                       --------       ---------       --------        ---------
NET ASSET VALUE, END OF PERIOD ...................     $  1.00        $   1.00        $  1.00         $   1.00
                                                       ========       =========       ========        =========
Total Return (d) .................................         5.63%           5.56%          5.60%            5.06%
                                                       ========       =========       ========        =========
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........     $ 64,827       $ 259,950       $ 87,973        $  69,997
Ratio of expenses to average net assets ..........         0.06%           0.06%          0.04%            0.04% (a)
Ratio of expenses to average net assets
 excluding waiver ................................         0.12%           0.09%          0.12%            0.18%(a)
Ratio of net investment income to average net
 assets ..........................................         5.48%           5.45%          5.54%            5.56% (a)
                                                       ========       =========       ========        =========



----------
(a) Annualized.
(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.
(d) Total return does not reflect sales commission and is not annualized.
 * Reflects net realized gain (loss) which was less than $0.005 per share.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS





                                                                          FIXED-INCOME PORTFOLIO
                                                     ----------------------------------------------------------------
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED        PERIOD ENDED
                                                       10/31/98       10/31/97       10/31/96         10/31/95 (C)
                                                     ------------   ------------   ------------   -------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD .............     $  13.11       $  12.89       $  13.71        $    12.50
INCOME FROM INVESTMENT OPERATIONS ................
 Net investment income ...........................         0.79           0.83           0.77              0.81
 Net realized and unrealized gain (loss) on
   investments ...................................         0.13           0.21          (0.16)             1.14
                                                       --------       --------       --------        ----------
 Total from investment operations ................         0.92           1.04           0.61              1.95
                                                       --------       --------       --------        ----------
LESS DISTRIBUTIONS
 From net investment income ......................        (0.82)         (0.82)         (0.77)            (0.74)
 From capital gains ..............................        (0.06)            --          (0.66)               --
                                                       --------       --------       --------        ----------
 Total distributions .............................        (0.88)         (0.82)         (1.43)            (0.74)
                                                       --------       --------       --------        ----------
NET ASSET VALUE, END OF PERIOD ...................     $  13.15       $  13.11       $  12.89        $    13.71
                                                       ========       ========       ========        ==========
Total Return (d) .................................         7.21%          8.39%          4.87%            15.90%
                                                       ========       ========       ========        ==========
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........     $ 83,372       $ 61,738       $ 49,962        $   34,053
Ratio of expenses to average net assets ..........         0.10%          0.10%          0.05%             0.05% (a)
Ratio of expenses to average net assets
 excluding waiver ................................         0.10%          0.15%          0.17%             0.22%(a)
Ratio of net investment income to average net
 assets ..........................................         6.08%          6.52%          6.22%             6.75% (a)
Portfolio turnover rate ..........................          137%           194%           226%              302%
                                                       ========       ========       ========        ==========



----------
(a) Annualized.
(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.
(d) Total return does not reflect sales commission and is not annualized.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS
(CLASS Y SHARES)





                                                                             PERPETUAL INTERNATIONAL PORTFOLIO
                                                                     -------------------------------------------------
                                                                         YEAR           YEAR              PERIOD
                                                                         ENDED          ENDED             ENDED
                                                                       10/31/98       10/31/97         10/31/96 (F)
                                                                     ------------   ------------   -------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD .............................     $  13.89       $  12.12        $    12.50
INCOME FROM INVESTMENT OPERATIONS ................................
 Net investment income ...........................................        0.27           0.15               0.04
 Net realized and unrealized gain (loss) on investments ..........        0.79           1.67              (0.42)
                                                                       --------       --------        ----------
 Total from investment operations ................................        1.06           1.82              (0.38)
                                                                       --------       --------        ----------
LESS DISTRIBUTIONS FROM
 Net investment income ...........................................        (0.02)         (0.05)               --
 Capital gains ...................................................        (0.05)            --                --
 Tax return of capital ...........................................        (0.14)            --                --
                                                                       --------       --------        ----------
 Total distributions .............................................        (0.21)         (0.05)               --
                                                                       --------       --------        ----------
NET ASSET VALUE, END OF PERIOD ...................................     $  14.74       $  13.89        $    12.12
                                                                       ========       ========        ==========
Total Return* ....................................................         7.69%         15.07%            (3.04%)
                                                                       ========       ========        ==========
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........................     $ 10,979       $ 16,110        $    8,741
Ratio of expenses to average net assets ..........................         1.10%          1.10%             1.10% (a)
Ratio of expenses to average net assets excluding waiver .........         1.43%          1.74%             1.75% (a)
Ratio of net investment income to average net assets .............         1.21%          1.20%             0.89% (a)
Portfolio turnover rate ..........................................          120%           107%               59%
                                                                       ========       ========        ==========



----------
(a) Annualized.
(f) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.
 * Total return does not reflect sales commission and is not annualized.

See notes to financial statements.

       THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION (SAI) AND ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS INCLUDE ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS. THE SAI AND THE FINANCIAL STATEMENTS INCLUDED IN EACH PORTFOLIO'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS ARE INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, WHICH MEANS THEY ARE PART OF THIS PROSPECTUS FOR LEGAL PURPOSES. EACH PORTFOLIO'S ANNUAL REPORT DISCUSSES THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED EACH PORTFOLIO'S PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY GET FREE COPIES OF THESE MATERIALS, REQUEST OTHER INFORMATION ABOUT A PORTFOLIO, OR MAKE SHAREHOLDER INQUIRIES BY CALLING 1-800-382-0016.


       YOU MAY REVIEW AND COPY INFORMATION ABOUT THE TRUST, INCLUDING ITS SAI, AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-800-SEC-0330 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. YOU MAY ALSO ACCESS REPORTS AND OTHER INFORMATION ABOUT THE TRUST ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. YOU MAY GET COPIES OF THIS INFORMATION, UPON PAYMENT OF COPYING COSTS, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009. YOU MAY NEED TO REFER TO THE TRUST'S FILE NUMBER UNDER THE INVESTMENT COMPANY ACT, WHICH IS 811-8484.








                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 869-6042



                         1999 MENTOR DISTRIBUTORS, LLC



                                    MENTOR
                                 INSTITUTIONAL
                                     TRUST




                           -------------------------
                                   PROSPECTUS
                           -------------------------
                                 March 1, 1999






                         [MENTOR INVESTMENT GROUP LOGO]

P R O S P E C T U S                                              March 1, 1999
Class A and B Shares






                               Mentor Perpetual
                            International Portfolio



     o Seeking long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States.

     o Advisor: Mentor Perpetual Advisors, LLC ("Mentor Perpetual")

     You can call Mentor Services Company, Inc. at (800) 382-0016 to find out more about the Portfolio and other mutual funds in the Mentor family.

     The prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.






                               ----------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
         THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 TABLE OF CONTENTS




Summary Information ...............................     3
Expense Summary ...................................     5
Principal Investment Strategies and Risks .........     6
Other Investments and Risks .......................     8
Management ........................................    10
How the Portfolio Values Its Shares ...............    11
Sales Arrangements ................................    12
How to Buy Shares .................................    12
Distribution Plan (Class B Shares) ................    16
How to Sell Shares ................................    17
How to Exchange Shares ............................    18
Other Services ....................................    19
How Distributions Are Made ........................    19
Taxes .............................................    19
Financial Highlights ..............................    21

                              SUMMARY INFORMATION

     The Portfolio is a diversified investment portfolio of Mentor Institutional Trust. The following summary describes the Portfolio's investment objective and principal investment strategies and identifies the principal risks of investing in the Portfolio.


     Below the Portfolio's description is a bar chart which provides some indication of the risks of investing in the Portfolio by showing how the investment returns of the Portfolio's Class A shares have varied in the period since they were first offered. The table following the bar chart shows how the Portfolio's average annual returns for its Class A Shares for the last year and for the life of the Portfolio compared to returns of a comparable index, generally a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Portfolio.


     o Investment objective. Long-term capital appreciation.


     o PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to invest in companies, large or small, where earnings are believed to be in a relatively strong growth trend, or where significant further growth is not anticipated but where the shares are thought to be undervalued. The Portfolio will normally invest a substantial portion of its assets in securities of smaller companies and may at times invest a substantial portion of its assets in issuers located in emerging markets. In identifying candidates for investment, Mentor Perpetual considers a variety of factors, including the likelihood of above average earnings growth, attractive relative valuation, and whether the company has any proprietary advantages. Mentor Perpetual may also conduct discussions with management, visit the premises of issuers and analyze industry and market trends in order to select its investments. The Portfolio's investments will normally include a diversified portfolio of equity securities of issuers located outside the United States, such as common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may invest to a lesser extent in debt securities if Mentor Perpetual believes they would help achieve the Portfolio's objective. When it chooses to invest in debt, the Portfolio seeks to maintain relatively high average credit quality but may vary its maturity. To this end, it will only invest in debt securities which are of investment grade. Mentor Perpetual will adjust the maturity of the Portfolio in response to changing market conditions.

     o Principal risks.

     o EQUITY SECURITIES. A risk of investing in the Portfolio is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Mentor Perpetual, due to factors that adversely affect markets in general or particular companies in the portfolio. The Portfolio is more sensitive to this risk because it may invest a substantial portion of its assets in smaller companies.

     o FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange and taxation.

     o EMERGING MARKET SECURITIES. Investments in emerging markets are subject to the same risks applicable to foreign investments generally but to a greater extent. For example, the securities markets and legal systems in emerging markets may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Many of the securities in which the Portfolio may invest may trade in limited volume and may be illiquid. Exchanges, if any, on which they trade may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

     o SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies.

     o DEBT SECURITIES. The Portfolio invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest). Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. When interest rates rise, the values of fixed-income securities held by the Portfolio decline. The longer the maturity of a security, the more its value will decline when interest rates rise. Although the Portfolio will only purchase securities which meet its credit guidelines at the time of purchase, it will not necessarily sell securities which are downgraded after purchase.



              PERPETUAL INTERNATIONAL PORTFOLIO -- CLASS A SHARES

                                     [GRAPH]

                   Calendar Year End            Annual Return
                         1997                      10.05%
                         1998                      13.30%



     During the periods shown above, the highest quarterly return was 16.84% for the quarter ended December 31, 1998, and the lowest was (15.04)% for the quarter ended September 30, 1998. The bar chart does not reflect sales loads. If sales loads were reflected, the returns would be lower than those shown. The returns shown are for Class A shares. Because operating expenses attributable to Class B shares are higher than those attributable to Class A shares, investment returns for Class B shares are lower than for Class A shares.





                  AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDING                                         LIFE OF CLASS
                       DECEMBER 31, 1998)                          PAST YEAR     (SINCE 12/27/96)
---------------------------------------------------------------   -----------   -----------------
     Perpetual International Portfolio -- Class A .............       13.30%           12.08%
     Perpetual International Portfolio -- Class B .............       12.46%           11.55%
     Morgan Stanley Capital International EAFE Index* .........       20.33%           10.82%

----------

* The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of approximately 1,119 securities issued by foreign companies listed on Europe, Australia & Far East (EAFE) stock exchanges. This is a total return index with gross dividends reinvested. The performance of countries and unmanaged indexes does not reflect expenses and may not correspond to the performance of the Portfolio, which is actively managed and incurs expenses.



                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown are based on expenses incurred in respect of Class A and Class B Shares of the Portfolio for the 1998 fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $10,000 investment in Class A and Class B Shares of the Portfolio over specified periods.


FEES AND EXPENSES OF THE PORTFOLIO

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.




                                                                                       CLASS A      CLASS B
                                                                                      ---------   -----------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)(1)....   5.75%       None
 Maximum Sales Load Imposed on Reinvested Dividends ...............................   None        None
 Maximum Deferred Sales Load (as a percentage of the lower of the original purchase
   price or redemptionproceeds)(3)................................................   None(2)     4.0%(4)
 Redemption Fees ..................................................................   None        None
 Exchange Fee .....................................................................   None        None


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)




                                                        CLASS A      CLASS B
                                                       ---------   ----------
Management Fees ....................................      1.00%        1.00%
12b-1 Fees .........................................      0.00%        0.75%
Shareholder Service Fee ............................      0.25%        0.25%
Other Expenses .....................................      0.43%        0.43%
                                                          ----         ----
Total Annual Portfolio Operating Expenses ..........      1.68%        2.43%



----------
(1) Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(2) A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that were purchased without an initial sales charge as part of an investment of over $1,000,000 that are redeemed within one year of purchase.


(3) The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to buy shares -- Class B shares."

(4) In the first year, declining to 1.00% in the fifth year and eliminated thereafter. Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1.00% if the shares are redeemed within one year of purchase. See "How to buy shares -- the BL Purchase Program."

EXAMPLES

     These Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The Examples assume that you invest $10,000 in the class of shares of the Portfolio indicated for the time periods indicated and then either (a) redeem all of your shares at the end of those periods or (b) do not redeem your shares. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            (a) Assuming Redemption


                                 CLASS A      CLASS B
                                ---------   ----------
  1 year ....................    $   746     $   646
  3 years ...................    $ 1,105     $ 1,058
  5 years ...................    $ 1,488     $ 1,396
  10 years ..................    $ 2,562     $ 2,766


                          (b) Assuming No Redemption



                                 CLASS A      CLASS B
                                ---------   ----------
  1 year ....................    $   746     $   246
  3 years ...................    $ 1,105     $   758
  5 years ...................    $ 1,488     $ 1,296
  10 years ..................    $ 2,562     $ 2,766



                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     The Portfolio may not achieve its objective and you could lose money by investing. The following provides more detail about the Portfolio's principal strategies and risks.

     FOREIGN SECURITIES. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable to unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     SMALLER COMPANIES. Smaller companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies involve certain special risks. Small companies often have limited product lines, markets, or financial resources. They may be dependent on a limited management group. While the markets in small company securities have grown rapidly in recent years, such securities trade less frequently and in smaller volume than more widely held securities. These securities tend to fluctuate more sharply in value than other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There is usually less publicly-available information about small companies and less market interest in small company securities than in large company securities, and these securities may therefore take longer to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The Portfolio may not be able to sell such securities when it wishes. The Advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     TEMPORARY DEFENSIVE STRATEGIES. Mentor Perpetual may implement temporary defensive strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalent, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and therefore will affect Portfolio performance. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Portfolio, on which shareholders pay tax.

                          OTHER INVESTMENTS AND RISKS

     The following provides more detail about the Portfolio's other investments and risks and other circumstances which could adversely affect the Portfolio's shares or its total return.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, the Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of the Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, the Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

     LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk and may result in losses. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

     The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

     The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.


     The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)


     REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Perpetual will monitor these transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

      YEAR 2000. It is generally recognized that certain computer systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. The Portfolio receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. In addition, the Portfolio's software, that of the issuers of securities held by the Portfolio and the securities markets generally could be subject to problems caused by the "Year 2000" problem. Mentor Perpetual is taking steps that it believes are reasonably designed to address each of these potential "Year 2000" problems and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

     MANAGEMENT RISK. Although a Portfolio may have the flexibility to use some or all of the investment strategies, securities and derivative instruments described in this prospectus and in the Statement of Additional Information, the Advisor may choose not to use a particular strategy or type of security for a variety of reasons. Also, in some market conditions some strategies and securities may not be available for use. These choices may cause the Portfolio to miss opportunities, lose money or not achieve its objective.

     CHANGES IN INVESTMENT POLICY. Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)



                                  MANAGEMENT


     The Trustees of Mentor Institutional Trust ("the Trust") are responsible for generally overseeing the conduct of the Trust's business. They have hired MENTOR PERPETUAL ADVISORS ("MENTOR PERPETUAL"), LLC, located at 901 East Byrd Street, Richmond, Virginia, to act as investment adviser to the Portfolio. In 1998, Mentor Perpetual received a fee of 1.00% of average net assets for its advisory services to the International Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") or Mentor Perpetual may agree to bear certain expenses of the Portfolio pursuant to voluntary expense limitations from time to time in effect.

     Mentor Investment Advisors, LLC ("Mentor Advisors") is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer is wholly owned subsidiary of First Union Corp. ("First Union"), a leading financial services company with approximately $234 billion in assets and $17 billion in total stockholders' equity as of September 30, 1998. Mentor Advisors and its affiliates serve as investment advisers to over twenty separate investment portfolios in the Mentor Family of Funds, with total assets under management of more than $15 billion.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $14 billion. Its clients include 28 unit investment trusts and other public investment pools, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the International Portfolio are made by a team of investment professionals.


     Subject to the general oversight of the Trustees, Mentor Perpetual manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers which are affiliated with Mentor Perpetual.


                      HOW THE PORTFOLIO VALUES ITS SHARES

      The Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value of shares of different classes will generally differ due to the variance in daily net income realized by and dividends paid on each class, and any differences in the expenses of different classes.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's shares is calculated. Because certain of the securities in which the Portfolio may invest may trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.


     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a particular class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.


                              SALES ARRANGEMENTS

     This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:

     CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to buy shares -- Class A shares."

     CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five years. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. If you purchase shares through an asset-allocation program, you may also be eligible to purchase Class B shares through the "BL Purchase Program." See "How to buy shares -- Class B shares."

     WHICH ARRANGEMENT IS FOR YOU? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Investors purchasing shares through an asset-allocation program may wish to purchase shares through the BL Purchase Program. For more information about these sales arrangements, consult your investment dealer or Mentor Services Company, Inc. Sales personnel may receive different compensation depending on which class of shares they sell. Investors may be charged a fee if they effect transactions through a broker or agent. Shares may only be exchanged for shares of the same class of certain other funds in the Mentor family and for shares of Cash Resource U.S. Government Money Market Fund. See "How to exchange shares."



                               HOW TO BUY SHARES

     You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little as $100. Investments under IRAs and qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of the Trust, Mentor Investment Group, or its affiliates. You can buy Portfolio's shares BY COMPLETING THE ENCLOSED NEW ACCOUNT FORM and sending it to Boston Financial Data Services ("BFDS") at 2 Heritage Drive, North Quincy, Massachusetts 02171 along with a check or money order made payable to Mentor Institutional Trust, THROUGH YOUR FINANCIAL INSTITUTION, which may be an investment dealer, a bank, or another institution, or THROUGH AUTOMATIC INVESTING. If you do not have a dealer, Mentor Services Company, Inc. can refer you to one.

     AUTOMATIC INVESTMENT PLAN. Once you have made the initial minimum investment in the Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Services Company, Inc.

     Shares are sold at a price based on the Portfolio's net asset value for each class next determined after Mentor Distributors, LLC, the Portfolio's distributor ("Mentor Distributors"), receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for Class A shares of the Portfolio are as follows:




                                               SALES CHARGE AS     SALES CHARGE AS
                                               A PERCENTAGE OF     A PERCENTAGE OF
                                               PUBLIC OFFERING       NET AMOUNT         DEALER
                                                    PRICE             INVESTED        COMMISSION*
                                              -----------------   ----------------   ------------
Less than $50,000..........................          5.75%               6.10%       5.00%
$50,000 but less than $100,000 ............          4.75%               4.99%       4.00%
$100,000 but less than $250,000 ...........          3.75%               3.90%       3.00%
$250,000 but less than $500,00 ............          3.00%               3.09%       2.50%
$500,000 but less than $1 million .........          2.00%               2.04%       1.75%
$1 million or more ........................             0%                  0%       (see below)


----------
* At the discretion of Mentor Distributors the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

     There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Services Company, Inc. for more information.

     You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Services Company for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form or are available from Mentor Services Company. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other investment companies who invest in the Portfolio in response to certain promotional activities, and the CDSC may be waived under certain circumstances. The sales charges shown above will not apply to shares purchased by you if you purchase shares through EVEREN Securities, Inc, with the proceeds received by you within the preceding 90 days from the sale of shares of most non-Mentor investment companies and, to the extent permitted by applicable law, real estate investment trusts. No CDSC will apply to these purchases. EVEREN Securities, Inc. Mentor Distributors, Mentor Services Company or their affiliates may compensate your investment dealer in connection with any such purchase in an amount equal to a percentage of the purchase price of the shares. The amount of such compensation, and the portion paid by Mentor Distributors, Mentor Services Company, or their affiliates, will vary from time to time. Sales charges may similarly not apply to shares purchased through financial institutions affiliated with Mentor Investment Group or other financial institutions that have made arrangements with Mentor Distributors. Contact your financial institution or Mentor Services Company for more information. See "How to buy shares -- General" below.

     CLASS B SHARES. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five years of purchase. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in the Example below. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem the shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares). Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:




 YEARS SINCE PURCHASE PAYMENT MADE       CDSC
-----------------------------------   ---------
              Up to 1                 4.0%
              Up to 2                 4.0%
              Up to 3                 3.0%
              Up to 4                 2.0%
              Up to 5                 1.0%
                 5+                   None

     THE BL PURCHASE PROGRAM. If you purchase Class B shares through an asset-allocation program sponsored by your broker-dealer or other financial institution, you may elect to participate in the BL Purchase Program. Shares purchased through this program are not subject to the CDSC shown above. Rather, a CDSC of 1.00% will be imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Your broker-dealer or other financial institution is responsible for making the election on your behalf to invest through the Program. Accordingly, if you wish to purchase shares through this Program, you should instruct your broker-dealer or financial institution to do so.

     GENERAL. Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     The Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by the Trust's current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors. Mentor Perpetual, and their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under the Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors or Mentor Investment Group or its affiliates. The Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement, (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2, and
(c) a tax-free return on an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor Investment Group or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. The Portfolio may sell its Class A shares without a sales charge to shareholders of other mutual funds who invest in other funds in the Mentor family in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after purchase). Contact Mentor Services Company, Inc. for more information. If you invest through a broker-dealer or other financial institution, your broker-dealer or other financial institution will be responsible for electing on your behalf to take advantage of any of these reduced sales charges or waivers described above. Please instruct your broker-dealer or other financial institution accordingly.

     Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Portfolio at net asset value. See "How to exchange shares." In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem the shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares). Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. See the Example below.


EXAMPLE:

     You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including share purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

  --     Proceeds of 50 shares redeemed at $12 per share                                 $ 600
  --     Minus proceeds of 10 shares not subject to a CDSC because they were
         acquired through dividend reinvestment (10 x $12)                                -120
  --     Minus appreciation on remaining shares, also not subject to CDSC (40 x $2)        -80
                                                                                         -----
  --     Amount subject to a CDSC                                                        $ 400

     Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.

     If you are considering redeeming or exchanging shares of the Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

     Because of the relatively high cost of maintaining accounts, the Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by the Portfolio by increasing his investment in shares of the Portfolio to a value of $500 or more during such 60-day period.

     Mentor Distributors, Mentor Perpetual, and affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of shares of the Portfolio. Compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales, training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Certain dealers may not sell all classes of shares.

     In all cases Mentor Perpetual or Mentor Distributors reserves the right to reject any particular investment.

     REINVESTMENT PRIVILEGE. If you redeem Class A or B shares of the Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC, or to eliminate the front-end sales charge. If you redeem shares in the Portfolio, there may be tax consequences.


                      DISTRIBUTION PLAN (CLASS B SHARES)

     Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor for the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     The Portfolio has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (the "Plan") providing for payments by the Portfolio to Mentor Distributors from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Expense Summary -- Annual Portfolio Operating Expenses" above. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Trustees may reduce the amount of payments or suspend the Plan for such periods as they may determine. Mentor Distributors also receives the proceeds of any CDSC imposed on redemptions of shares.


     Payments under the Plan are intended to compensate Mentor Distributors for services provided and expenses incurred by it as principal underwriter of the Portfolio's Class B shares. Mentor Distributors may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolio. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by Mentor Distributors. Mentor Distributors may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the Plan, the terms of any agreements between dealers and Mentors Distributors, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

     Mentor Services Company, Inc. provides marketing-related services in respect of the Portfolio. Mentor Services Company, Inc. and its affiliates will receive from Mentor Distributors substantially all amounts received or retained by Mentor Distributors in respect of the marketing of the Portfolio's shares, including any amounts paid to Mentor Distributors under the Distribution Plan.


                              HOW TO SELL SHARES

     You can sell your shares to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.

     SELLING SHARES DIRECTLY TO THE PORTFOLIO. Send a signed letter of instruction and stock power form, along with any certificates that represent shares you want to sell, to Mentor Institutional Trust, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value per share of the relevant class of shares next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. Contact Mentor Services Company, Inc. for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Services Company, Inc., and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Services Company, Inc. for details.

     SELLING SHARES BY TELEPHONE. You may use Mentor's Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Services Company, Inc. of an address change within the preceding 15 days. Unless an investor indicates otherwise on the new Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For more information, consult Mentor Services Company, Inc. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Services Company, Inc. by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

     SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer and Mentor Distributors must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.

     SYSTEMATIC WITHDRAWAL PROGRAM. You may redeem Class A or B shares of the Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Services Company, Inc. for more information.

     GENERAL. The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.


                            HOW TO EXCHANGE SHARES

     Except as otherwise described below, you can exchange your shares in the Portfolio worth at least $1,000 for shares of the same class of certain Portfolios of Mentor Funds, a series investment company offering shares of investment portfolios with different investment objectives and policies, at net asset value beginning 15 days after purchase. You may also exchange shares of the Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange share subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

     To exchange your shares, contact Mentor Services Company, Inc. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares -- Selling shares by telephone." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Services Company, Inc. for a prospectus relating to Mentor Funds or the Cash Fund. Shares of certain of the Portfolios may not be available to residents of all states.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of the Portfolio, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Services Company, Inc. before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.


                                OTHER SERVICES

     SHAREHOLDER SERVICING PLAN. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to the Class A and Class B shares of the Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with Mentor Investment Group or the Trust to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the Portfolio. These administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolio reasonably requests.

     In addition to receiving payments under the Service Plan, financial institutions may be compensated by Mentor Perpetual and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolio. These payments will be made directly by Mentor Perpetual and/or Mentor Investment Group and will not be made from the assets of the Portfolio.


                          HOW DISTRIBUTIONS ARE MADE

     The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     All Portfolio distributions will be invested in additional Portfolio shares of the same class, unless the shareholder instructs a Portfolio otherwise.


                                     TAXES

     The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     Distributions of net investment income and short-term capital gains are taxable as ordinary income. Distributions of capital gain on assets held more than 12 months will be taxable as capital gains. Distributions are taxable whether received in cash or reinvested in additional shares. DISTRIBUTIONS ARE TAXABLE TO A SHAREHOLDER EVEN IF THEY ARE PAID FROM INCOME OR GAINS EARNED BY THE PORTFOLIO PRIOR TO THE SHAREHOLDER'S INVESTMENT AND THUS WERE INCLUDED IN THE PRICE PAID BY THE SHAREHOLDER.

     Any gain resulting from the sale or exchange of your shares generally also will be subject to tax. Distributions and transactions in shares may also be subject to state and local taxes. The nature of the Portfolio's distributions will be affected by its investment strategies. If the Portfolio's investment return consists largely of interest, dividends and capital gains from short-term holdings, it will distribute largely ordinary income. If the Portfolio's return comes largely from the sale of long-term holdings, it will distribute largely long-term capital gains.

     Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes that were paid by the Portfolio as paid by its shareholders. In that case, shareholders will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. The Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased. In addition, the Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. Their report dated December 18, 1998 on the financial statements of the Trust for the fiscal year ended October 31, 1998 is included in the Portfolio's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the Trust.


MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS
CLASS A SHARES




                                                                         YEAR              PERIOD
                                                                         ENDED             ENDED
                                                                       10/31/98         10/31/97 (B)
                                                                     ------------   -------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD .............................     $  13.83        $    12.53
                                                                       ========        ==========
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...........................................        0.11               0.01
 Net realized and unrealized gain on investments .................        0.91               1.29
                                                                       --------        ----------
 Total from investment operations ................................        1.02               1.30
                                                                       --------        ----------
LESS DISTRIBUTIONS FROM
 Net investment income ...........................................       (0.03)               --
 Capital gains ...................................................       (0.03)               --
 Tax return of capital ...........................................       (0.14)               --
                                                                       --------        ----------
 Total distributions .............................................       (0.20)               --
                                                                       --------        ----------
NET ASSET VALUE, END OF PERIOD ...................................     $  14.65        $    13.83
                                                                       ========        ==========
Total Return* ....................................................         7.43%            10.38%
                                                                       ========        ==========
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........................     $ 62,782        $   33,213
Ratio of expenses to average net assets ..........................         1.35%             1.35% (a)
Ratio of expenses to average net assets excluding waiver .........         1.68%             1.92% (a)
Ratio of net investment income to average net assets .............         0.96%             0.71% (a)
Portfolio turnover rate ..........................................          120%              107%
                                                                       ========        ==========



----------
(a) Annualized.
(b) For the period from December 27, 1996 (initial offering of Class A shares) to October 31, 1997.
 * Total return does not reflect sales commission and is not annualized.

See notes to financial statements.

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS
CLASS B SHARES





                                                                         YEAR              PERIOD
                                                                         ENDED             ENDED
                                                                       10/31/98         10/31/97 (C)
                                                                     ------------   -------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD .............................     $  13.81        $    12.53
                                                                       ========        ==========
INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...........................................        0.03                 --
 Net realized and unrealized gain on investments .................        0.88               1.28
                                                                       --------        ----------
 Total from investment operations ................................        0.91               1.28
                                                                       --------        ----------
LESS DISTRIBUTIONS FROM
 Net investment income ...........................................       (0.03)               --
 Capital gains ...................................................       (0.03)               --
 Tax return of capital ...........................................       (0.14)               --
                                                                       --------        ----------
 Total distributions .............................................       (0.20)               --
                                                                       --------        ----------
NET ASSET VALUE, END OF PERIOD ...................................     $  14.52        $    13.81
                                                                       ========        ==========
Total Return* ....................................................         6.64%            10.22%
                                                                       ========        ==========
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........................     $ 42,354        $   19,371
Ratio of expenses to average net assets ..........................         2.10%             2.10% (a)
Ratio of expenses to average net assets excluding waiver .........         2.43%             2.65% (a)
Ratio of net investment income to average net assets .............         0.21%             0.04% (a)
Portfolio turnover rate ..........................................          120%              107%
                                                                       ========        ==========



----------
(a) Annualized.
(c) For the period from December 27, 1996 (initial offering of Class B shares) to October 31, 1997.
 * Total return does not reflect sales commission and is not annualized.

See notes to financial statements.

       THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION (SAI) AND ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS INCLUDE ADDITIONAL INFORMATION ABOUT THE PORTFOLIO. THE SAI AND THE FINANCIAL STATEMENTS INCLUDED IN THE PORTFOLIO'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, WHICH MEANS IT IS PART OF THIS PROSPECTUS FOR LEGAL PURPOSES. THE PORTFOLIO'S ANNUAL REPORT DISCUSSES THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE PORTFOLIO'S PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY GET FREE COPIES OF THESE MATERIALS, REQUEST OTHER INFORMATION ABOUT A PORTFOLIO, OR MAKE SHAREHOLDER INQUIRIES BY CALLING 1-800-382-0016.

       YOU MAY REVIEW AND COPY INFORMATION ABOUT THE TRUST, INCLUDING ITS SAI, AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-800-SEC-0330 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. YOU MAY ALSO ACCESS REPORTS AND OTHER INFORMATION ABOUT THE TRUST ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. YOU MAY GET COPIES OF THIS INFORMATION, UPON PAYMENT OF COPYING COSTS, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009. YOU MAY NEED TO REFER TO THE TRUST'S FILE NUMBER UNDER THE INVESTMENT COMPANY ACT, WHICH IS 811-8484.


                               MENTOR PERPETUAL
                                 INTERNATIONAL
                                   PORTFOLIO






                           -------------------------
                                  PROSPECTUS
                              CLASS A AND B SHARES
                          -------------------------
                                 March 1, 1999



                         [MENTOR INVESTMENT GORUP LOGO]

P R O S P E C T U S                                              March 1, 1999
Class E Shares




                   Mentor Perpetual International Portfolio



     o Seeking long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States.

     o Advisor: Mentor Perpetual Advisors, LLC ("Mentor Perpetual")

     An investment in shares of the Portfolio offered by this Prospectus is designed for institutional and high net-worth individual investors who invest or maintain their accounts in the Portfolio with the assistance of a broker-dealer, financial consultant, or similar service provider.

     You can call Mentor Services Company, Inc. at (800) 382-0016 to find out more about the Portfolio and other mutual funds in the Mentor family.

     The prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.





                               ----------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                      PAGE
                                                     -----
Summary Information ................................   3
Expense Summary ....................................   5
Principal Investment Strategies and Risks ..........   6
Other Investments and Risks ........................   7
Management .........................................  10
How the Portfolio Values Its Shares ................  10
Purchase of Shares .................................  11
Other Services .....................................  12
Redemption of Shares ...............................  13
How Distributions Are Made .........................  14
Taxes ..............................................  14
Financial Highlights ...............................  16

                              SUMMARY INFORMATION

     The Portfolio is a diversified investment portfolio of Mentor Institutional Trust. The following summary describes the Portfolio's investment objective and principal investment strategies and identifies the principal risks of investing in the Portfolio.


     Below the Portfolio's description is a bar chart which provides some indication of the risks of investing in the Portfolio by showing how the investment returns of the Portfolio's Class Y (Institutional) shares have varied in the period since they were first offered. (Class Y returns are shown because Class E shares do not yet have a full calendar year of performance). The table following the bar chart shows how the Portfolio's average annual returns for the last year and for the life of the Portfolio compared to returns of a comparable index, generally a broad-based securities market index. Past performance is not necessarily an indication of future performance. It is possible to lose money on investments in the Portfolio.


     o INVESTMENT OBJECTIVE. Long-term capital appreciation.


     o PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to invest in companies, large or small, where earnings are believed to be in a relatively strong growth trend, or where significant further growth is not anticipated but where the shares are thought to be undervalued. The Portfolio will normally invest a substantial portion of its assets in securities of smaller companies and may at times invest a substantial portion of its assets in issuers located in emerging markets. In identifying candidates for investment, Mentor Perpetual considers a variety of factors, including the likelihood of above average earnings growth, attractive relative valuation, and whether the company has any proprietary advantages. Mentor Perpetual may also conduct discussions with management, visit the premises of issuers and analyze industry and market trends in order to select its investments. The Portfolio's investments will normally include a diversified portfolio of equity securities of issuers located outside the United States, such as common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may invest to a lesser extent in debt securities if Mentor Perpetual believes they would help achieve the Portfolio's objective. When it chooses to invest in debt, the Portfolio seeks to maintain relatively high average credit quality but may vary its maturity. To this end, it will only invest in debt securities which are of investment grade. Mentor Perpetual will adjust the maturity of the Portfolio in response to changing market conditions.


     o PRINCIPAL RISKS.


       o EQUITY SECURITIES. A risk of investing in the Portfolio is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Mentor Perpetual, due to factors that adversely affect markets in general or particular companies in the portfolio. The Portfolio is more sensitive to this risk because it may invest a substantial portion of its assets in smaller companies.


       o FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange and taxation.

       o EMERGING MARKET SECURITIES. Investments in emerging markets are subject to the same risks applicable to foreign investments generally but to a greater extent. For example, the securities markets and legal systems in emerging markets may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Many of the securities in which the Portfolio may invest may trade in limited volume and may be illiquid. Exchanges, if any, on which they trade may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

       o SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies.


       o DEBT SECURITIES. The Portfolio invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. When interest rates rise, the values of fixed income securities held by the Portfolio declines. The longer the maturity of a security, the more its value will decline when interest rates rise. Although the Portfolio will only purchase securities which meet its credit guidelines at the time of purchase, it will not necessary sell securities which are downgraded after purchase.



MENTOR PERPETUAL INTERNATIONAL PORTFOLIO -- CLASS Y (INSTITUTIONAL) SHARES

                                     [GRAPH]

                 Calendar Year End          Annual Return
                       1997                    10.60%
                       1998                    13.53%



     The returns shown above are for a class, Class Y (Institutional) shares, which is not offered in this prospectus (because Class E shares have not been outstanding for a full calendar year). However, the shares are invested in the same portfolio of securities and the returns will only differ to the extent that Classes Y and E do not have the same expenses. Because operating expenses attributable to Class E shares are expected to be higher than those attributable to Class Y shares, investment returns are expected to be lower for Class E shares.

     During the periods shown above, the highest quarterly return was 16.89% for the quarter ended December 31, 1998, and the lowest was (15.02)% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS                                           LIFE OF PORTFOLIO
(FOR PERIODS ENDING DECEMBER 31, 1998)                   PAST YEAR      (SINCE 5/29/96)
-----------------------------------------------------   -----------   -------------------
Perpetual International Portfolio (Class Y) .........       13.53%            9.82%
Morgan Stanley Capital
 International EAFE Index* ..........................       20.33%            9.20%


----------

* The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of approximately 1,119 securities issued by foreign companies listed on Europe, Australia & Far East (EAFE) stock exchanges. This is a total return index with gross dividends reinvested. The performance of countries and unmanaged indexes does not reflect expenses and may not correspond to the performance of the Portfolio, which is actively managed and incurs expenses.



                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown are based on expenses incurred in respect of Class E Shares of the Portfolio for the 1998 fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $10,000 investment in Class E Shares of the Portfolio over specified periods.


FEES AND EXPENSES OF THE PORTFOLIO

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):               None


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)



Management Fees ...................................       1.00%
12b-1 Fees ........................................       0.00%
Shareholder Service Fee ...........................       0.25%
Other Expenses ....................................       0.51%
                                                          ----
Total Annual Portfolio Operating Expenses .........       1.76%
                                                          ====


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in Class E shares of the Portfolio indicated for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
$  179     $554        $954        $2,073

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     The Portfolio may not achieve its objective and you could lose money by investing. The following provides more detail about the Portfolio's principal strategies and risks.

     FOREIGN SECURITIES. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     SMALLER COMPANIES. Smaller companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies involve certain special risks. Small companies often have limited product lines, markets, or financial resources. They may be dependent on a limited management group. While the markets in small company securities have grown rapidly in recent years, such securities trade less frequently and in smaller volume than more widely held securities. These securities tend to fluctuate more sharply in value than other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There is usually less publicly-available information about small companies and less market interest in small company securities than in large company securities, and these securities may therefore take longer to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The Portfolio may not be able to sell such securities when it wishes. The Advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     TEMPORARY DEFENSIVE STRATEGIES. Mentor Perpetual may implement temporary defensive strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and therefore will affect Portfolio performance. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Portfolio, on which shareholders pay tax.


                          OTHER INVESTMENTS AND RISKS

     The following provides more detail about the Portfolio's other investments and risks and other circumstances which could adversely affect the Portfolio's shares or its total return.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, the Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of the Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, the Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

     LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk and may result in losses. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.


     OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

     The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

     The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.


     The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Perpetual will monitor these transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     YEAR 2000. It is generally recognized that certain computer systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. The Portfolio receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. In addition, the Portfolio's software and that of the issuers of securities held by the Portfolio could be subject to problems caused by the "Year 2000" problem. Mentor Perpetual is taking steps that it believes are reasonably designed to address each of these potential "Year 2000" problems and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

     MANAGEMENT RISK. Although a Portfolio may have the flexibility to use some or all of the investment strategies, securities and derivative instruments described in this prospectus and in the Statement of Additional Information, the Advisor may choose not to use a particular strategy or type of security for a variety of reasons. Also, in some market conditions some strategies and securities may not be available for use. These choices may cause the Portfolio to miss opportunities, lose money or not achieve its objective.

     CHANGES IN INVESTMENT POLICY. Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

                                  MANAGEMENT


     The Trustees of Mentor Institutional Trust ("the Trust") are responsible for generally overseeing the conduct of the Trust's business. They have hired MENTOR PERPETUAL ADVISORS ("MENTOR PERPETUAL"), LLC, located at 901 East Byrd Street, Richmond, Virginia, to act as investment adviser to the Portfolio. In 1998, Mentor Perpetual received a fee of 1.00% of average net assets for its advisory services to the International Portfolio.Mentor Investment Group, LLC ("Mentor Investment Group") or Mentor Perpetual may agree to bear certain expenses of the Portfolio pursuant to voluntary expense limitations from time to time in effect.

     Mentor Investment Advisors, LLC ("Mentor Advisors") is a wholly owned subsidiary of Mentor Investment Group, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer is wholly owned subsidiary of First Union Corp. ("First Union"), a leading financial services company with approximately $234 billion in assets and $17 billion in total stockholders' equity as of September 30, 1998. Mentor Advisors and its affiliates serve as investment advisors to over twenty separate investment portfolios in the Mentor Family of Funds, with total assets under management of more than $15 billion.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $14 billion. Its clients include 28 unit investment trusts and other public investment pools, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the International Portfolio are made by a team of investment professionals.


     Subject to the general oversight of the Trustees, Mentor Perpetual manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers which are affiliated with Mentor Perpetual.


                      HOW THE PORTFOLIO VALUES ITS SHARES

      The Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value of shares of different classes will generally differ due to the variance in daily net income realized by and dividends paid on each class, and any differences in the expenses of different classes.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's shares is calculated. Because certain of the securities in which the Portfolio may invest may trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.


     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a particular class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.



                              PURCHASE OF SHARES

     Class E shares of the Portfolio are available to shareholders who invest or maintain a Portfolio account with the assistance of a broker-dealer, financial consultant, or similar service provider (a "financial intermediary").

     Shares are sold at a price based on the Portfolio's net asset value next determined after a purchase order is received by the Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     An investor may make an initial purchase of shares in the Portfolio by submitting completed application materials along with a purchase order, and by making payment to the Trust, or through a financial intermediary. If you purchase shares through your financial intermediary, your financial intermediary will be responsible for forwarding any necessary documentation and payments to Mentor Distributors.

     Investors will be required to make minimum initial investments of $500,000 and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940, as amended (including "wrap" accounts), are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

     If you buy shares through a financial intermediary, the financial intermediary must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Mentor Perpetual, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Mentor Perpetual that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Mentor Perpetual in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Services Company, Inc. at 1-800-382-0016.

     Mentor Distributors, Mentor Perpetual, and affiliates thereof, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of the Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. In addition, if an investor purchases shares of the portfolio through EVEREN Securities, Inc. or certain other financial institutions that have made arrangements with Mentor Distributors with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. or such other financial institutions may compensate the investor's investment consultant in connection with that purchase. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     In all cases Mentor Perpetual and Mentor Distributors reserve the right to reject any particular investment.


                                OTHER SERVICES

     SHAREHOLDER SERVICING PLAN; FINANCIAL INTERMEDIARIES. The Portfolio has adopted a Shareholder Servicing Plan (the "Plan") with respect to its Class E shares. Under the Plan, financial intermediaries may enter into shareholder service agreements with Mentor Distributors or Mentor Investment Group to provide administrative support to their customers who hold Class E shares of the Portfolio. In return for providing these support services, a financial intermediary may receive payments from Mentor Investment Group at a rate not exceeding 0.25% of the average daily net assets of the Portfolio attributable to the Class E shares held by its customers. These support services may include, but are not limited to, the following: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as Mentor Investment Group reasonably requests.

     In addition to receiving payments under the Plan, financial intermediaries may be compensated by Mentor Perpetual and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class E shares of the Portfolio. These payments will be made directly by Mentor Perpetual and/or Mentor Investment Group and will not be made from the assets of the Portfolio.

     When you effect transactions with the Portfolio (including, for example, purchases, sales, or redemptions of shares) through a financial intermediary, your financial intermediary, and not the Portfolio, will be responsible for taking all steps, and furnishing all necessary documentation, to effect the transactions. Your financial intermediary may charge for these services. Certain financial intermediaries may not effect transactions with the Portfolio for their clients.


                             REDEMPTION OF SHARES

     You can sell your shares to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your financial intermediary.

     SELLING SHARES DIRECTLY TO THE PORTFOLIO. A shareholder may redeem all or any portion of its shares in the Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the closure of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. Your financial intermediary must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. If you redeem your shares through a financial intermediary, your financial intermediary will be responsible for delivering your redemption request and all necessary documentation to the Portfolio and may charge you for its services.

     GENERAL. A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

     (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

     (2) the request is signed by each registered owner exactly as the shares are registered; and

     (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Services Company, Inc. for details.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, the Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.


                          HOW DISTRIBUTIONS ARE MADE

     The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     All Portfolio distributions will be invested in additional Portfolio shares of the same class, unless the shareholder instructs a Portfolio otherwise.


                                     TAXES

     The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     Distributions of net investment income and short-term capital gains are taxable as ordinary income. Distributions of capital gain on assets held more than 12 months will be taxable as capital gains. Distributions are taxable whether received in cash or reinvested in additional shares. DISTRIBUTIONS ARE TAXABLE TO A SHAREHOLDER EVEN IF THEY ARE PAID FROM INCOME OR GAINS EARNED BY THE PORTFOLIO PRIOR TO THE SHAREHOLDER'S INVESTMENT AND THUS WERE INCLUDED IN THE PRICE PAID BY THE SHAREHOLDER.

     Any gain resulting from the sale or exchange of your shares generally also will be subject to tax. Distributions and transactions in shares may also be subject to state and local taxes. The nature of the Portfolio's distributions will be affected by its investment strategies. If the Portfolio's investment return consists largely of interest, dividends and capital gains from short-term holdings, it will distribute largely ordinary income. If the Portfolio's return comes largely from the sale of long-term holdings, it will distribute largely long-term capital gains.


     Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes that were paid by the Portfolio as paid by its shareholders. In that case, shareholders will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased. In addition, the Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.


     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                              FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. Their report dated December 18, 1998 on the financial statements of the Trust for the fiscal year ended October 31, 1998 is included in the Portfolio's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the Trust.


MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS
CLASS E SHARES





                                                                            PERIOD
                                                                            ENDED
                                                                         10/31/98 (E)
                                                                     -------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD .............................      $    13.53
                                                                        ----------
INCOME FROM INVESTMENT OPERATIONS ................................
 Net investment income ...........................................            0.19
 Net realized and unrealized gain on investments .................            1.15
                                                                        ----------
 Total from investment operations ................................            1.34
                                                                        ----------
LESS DISTRIBUTIONS FROM
 Net investment income ...........................................           (0.02)
 Tax return of capital ...........................................           (0.13)
                                                                        ----------
   Total distributions ...........................................           (0.15)
                                                                        ----------
NET ASSET VALUE, END OF PERIOD ...................................      $    14.72
                                                                        ==========
Total Return* ....................................................            8.33%
                                                                        ==========
RATIOS / SUPPLEMENTAL DATA .......................................
Net assets, end of period (in thousands) .........................      $    2,207
Ratio of expenses to average net assets ..........................            1.35% (a)
Ratio of expenses to average net assets excluding waiver .........            1.76% (a)
Ratio of net investment income to average net assets .............            1.57% (a)
Portfolio turnover rate ..........................................             120%
                                                                        ==========



----------
(a) Annualized.
(e) For the period from January 16, 1998 (initial offering of Class E shares) to October 31, 1998.
 * Total return does not reflect sales commission and is not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

       The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. You may get free copies of these materials, request other information about a Portfolio, or make shareholder inquiries by calling 1-800-382-0016.

       You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, upon payment of copying costs, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8484.


                               MENTOR PERPETUAL
                                 INTERNATIONAL
                                   PORTFOLIO






                           -------------------------
                                  PROSPECTUS
                                 CLASS E SHARES
                          -------------------------
                                 March 1, 1999




                         [MENTOR INVESTMENT GROUP LOGO]

                          MENTOR INSTITUTIONAL TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


(Mentor U.S. Government Cash Management Portfolio, Mentor Fixed-Income
                                  Portfolio,
                 and Mentor Perpetual International Portfolio)



                                 March 1, 1999


     This Statement of Additional Information relates to the Mentor U.S. Government Cash Management Portfolio, Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio (each a "Portfolio" and, collectively, the "Portfolios") of Mentor Institutional Trust (the "Trust"). Each Portfolio currently offers one class of shares (Institutional or Class Y Shares), except for the International Portfolio, which currently offers four classes of shares (Class A, Class B, Institutional or Class Y Shares, and Class E shares). This Statement is not a prospectus and should be read in conjunction with the relevant prospectus dated March 1, 1999. A separate Statement of Additional Information relates to the SNAP Fund of the Trust (the "SNAP Statement"). A copy of any prospectus or of the SNAP Statement can be obtained without charge upon by writing to Mentor Services Company, Inc., at 901 East Byrd Street, Richmond, Virginia 23219, or by calling Mentor Services Company at 1-800-869-6042.


     Certain disclosure has been incorporated by reference from the Trust's annual report. For a free copy of the annual report call Mentor Services Company at 1-800-869-6042.

                               TABLE OF CONTENTS




                                                                 PAGE
                                                                -----
General .....................................................     2
Investment Restrictions .....................................     2
Certain Investment Strategies, Risks, and Policies ..........     3
Management of the Trust .....................................    19
Principal Holders of Securities .............................    22
Investment Advisory Services ................................    23
Administrative Services .....................................    25
Brokerage ...................................................    26
Determination of Net Asset Value ............................    28
Tax Status ..................................................    31
The Distributor .............................................    34
Independent Accountants .....................................    35
Financial Statements ........................................    35
Custodian ...................................................    35
Shares of the Trust .........................................    35
Performance Information .....................................    36
Shareholder Liability .......................................    40
Members of Investment Management Teams ......................    40
Appendix ....................................................    43

                                    GENERAL

     Mentor Institutional Trust (the "Trust") is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. The Trust's name was changed to Mentor Institutional Trust as of June 20, 1995.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions applicable to all of the Portfolios (except where otherwise noted), which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Portfolio, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

     A Portfolio may not:

       1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that Mentor U.S. Government Cash Management Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

       2. Acquire more than 10% of the voting securities of any issuer.

       3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

       5. Purchase or sell securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

       6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

       7. (All Portfolios other than Mentor Perpetual International Portfolio) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Mentor Perpetual International Portfolio) Borrow more than 33% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

       8. (All Portfolios other than Mentor Perpetual International Portfolio) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

       9. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

       10. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies or by entering into repurchase agreements.

     In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (10% with respect to Mentor U.S. Government Cash Management Portfolio) (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objectives without shareholder approval.


              CERTAIN INVESTMENT STRATEGIES, RISKS, AND POLICIES

     Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a
Portfolio. See "Investment objective(s) and policies" in the Trust's Prospectuses for a description of the investment techniques available to a particular Portfolio.


FORWARD COMMITMENTS

     A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

     Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS

     A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


WHEN-ISSUED SECURITIES

     A Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. A Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

COLLATERALIZED MORTGAGE OBLIGATIONS; OTHER MORTGAGE-RELATED SECURITIES

     Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

     In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series in a pre-determined sequence.

     RESIDUAL INTERESTS. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. A Portfolio may fail to recoup fully its initial investment in a residual.

     Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.


ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.


OPTIONS

     A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

     COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

     A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

     A Portfolio may also purchase put and call options to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. The Trust may, on behalf of a Portfolio, purchase and sell options on foreign securities if in the opinion of its investment advisor the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Portfolio's investment adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's investment adviser to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its investment adviser believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Portfolios' investment advisers may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.


     Government regulations may also restrict the Trust's use of options.

FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes a Portfolio may buy and sell futures contracts. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

     INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

     A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the value of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's investment adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the value of the underlying index and the Portfolio's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its investment adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's investment adviser may still not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. A Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss, which may be unlimited.


REVERSE REPURCHASE AGREEMENTS

     A Portfolio may enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

     Reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.


LOANS OF PORTFOLIO SECURITIES

     A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. Cash collateral received by a Portfolio may be invested in any securities in which the Portfolio may invest consistent with its investment policies. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, its investment adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

FOREIGN SECURITIES

     A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In addition, to the extent that a Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies and may incur costs in connection with conversion between currencies.

     In  determining  whether to invest in  securities of foreign  issuers,  the investment advisor of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.


FOREIGN CURRENCY TRANSACTIONS


     A Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging."


     When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     SETTLEMENT PROCEDURES. Settlement procedures relating to a Portfolio's investments in foreign securities and to a Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.


CONVERTIBLE SECURITIES

     A Portfolio may invest in convertible securities. Convertible securities are generally fixed-income securities which may be exchanged for or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants, or securities offering a combination of several of these features. The investment characteristics of convertible securities vary widely, which allows convertible securities to be employed for a variety of investment strategies.

     A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common stock will assist the Portfolio in achieving its investment objectives. In selecting convertible securities for a Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument and the investment potential of the underlying equity security for capital appreciation.


SWAPS, CAPS, FLOORS, AND COLLARS

     A Portfolio may enter into interest rate, currency, and index swaps and may buy and sell caps, floors, and collars. A Portfolio would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. To the extent that use of such instruments may result in the creation of investment leverage, a Portfolio expects to segregate assets with its custodian to the extent required by applicable law.


     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them; an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of one or more reference indices. A cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined level. A floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined level. A collar is a combination of a cap and a floor intended to preserve a return within a predetermined range of interest rates or values.

     A Portfolio will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into the transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or, if unrated, is determined to be of comparable credit quality by the Portfolio's Adviser.

     Because the payment obligations of parties to swap, cap, floor, and collar transactions are determined on the basis of notional principal amounts, such transactions entail investment leverage. As a result, the value of a Portfolio's positions in such transactions may, depending on the terms of the transaction, be extremely volatile and may result in losses to the Portfolio.

     Swap, cap, floor, and collar transactions are privately negotiated transactions, and involve the risk that a Portfolio's counterparty will be unable to meet its obligations to the Portfolio. In addition, a Portfolio may under certain circumstances be unable to transfer or to terminate its position in such a transaction; in such circumstances, the Portfolio might have to maintain the position at a time when it might otherwise previously have terminated it, or may only be able to terminate or transfer the position on terms less favorable to its than might otherwise have been anticipated.


LOWER-RATED SECURITIES

     A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or

Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.


     The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

                            MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



                                   POSITION HELD
NAME AND ADDRESS                   WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------   --------------   ---------------------------------------------------------------

Daniel J. Ludeman*  (41)           Chairman         Chairman and Chief Executive Officer, Mentor Investment
c/o Mentor Institutional Trust     and Trustee      Group, Inc.; Chairman and Director Mentor Income Fund,
901 E. Byrd Street                                  Inc., and America's Utility Fund, Inc.; Chairman and
Richmond, VA 23219                                  Trustee, Cash Resource Trust, Mentor Variable Investment
                                                    Portfolios and Mentor.


Arnold H. Dreyfuss (70)            Trustee          Chairman, Eskimo Pie Corporation; Trustee, Cash Resource
P.O. Box 18156                                      Trust, Mentor Variable Investment Portfolios and Mentor
Richmond, Virginia 23226                            Funds; Director, Mentor Income Fund, Inc. and America's
                                                    Utility Fund, Inc.; formerly, Chairman and Chief Executive
                                                    Officer, Hamilton Beach/Proctor-Silex, Inc.

Thomas F. Keller (67)              Trustee          R.J. Reynolds Industries Professor of Business Adminis-
Fuqua School of Business                            tration and Former Dean of Fuqua School of Business, Duke
Duke University                                     University; Director of LADD Furniture, Inc., Wendy's
Durham, NC 27706                                    International, Inc., American Business Products, Inc., Dimon,
                                                    Inc.,   and  Biogen,   Inc.; Director of Nations Balanced
                                                    Target Maturity Fund,  Inc., Nations   Government  Income
                                                    Term   Trust   2003,   Inc., Nations   Government  Income
                                                    Term   Trust   2004,   Inc., Hatteras Income  Securities,
                                                    Inc., Nations  Institutional Reserves,    Nations    Fund
                                                    Trust,  Nations Fund,  Inc., Nations   Fund   Portfolios,
                                                    Inc.,  and Nations  LifeGoal Funds,  Inc.  Trustee,  Cash
                                                    Resource    Trust,    Mentor Variable          Investment
                                                    Portfolios and Mentor Funds; Director,    Mentor   Income
                                                    Fund,   Inc.  and  America's Utility Fund, Inc.

Louis W. Moelchert, Jr. (57)       Trustee          Vice President for Investments, University of Richmond;
University of Richmond                              Trustee, Cash Resource Trust, Mentor Variable Investment
Richmond, VA 23173                                  Portfolios and Mentor Funds; Director, Mentor Income Fund,
                                                    Inc. and America's Utility Fund, Inc.

Troy A. Peery, Jr. (52)            Trustee          Trustee, Cash Resource Trust, Mentor Variable Investment
Heilig-Meyers Company                               Portfolios and Mentor Funds; Director, Mentor Income Fund,
2235 Staples Mill Road                              Inc. and America's Utility Fund, Inc. Formerly, President,
Richmond, Virginia 23230                            Heilig-Meyers Company.

                                   POSITION HELD
NAME AND ADDRESS                   WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------   --------------   ------------------------------------------------------------
Peter J. Quinn, Jr.* (38)          Trustee          Managing Director, Mentor Investment Group, LLC, and
c/o Mentor Institutional Trust                      Mentor Services Company, Inc.; Trustee, Cash Resource
901 E. Byrd Street                                  Trust, Mentor Variable Investment Portfolios and Mentor
Richmond, VA 23219                                  Funds; Director, Mentor Income Fund, Inc. and
                                                    America's Utility Fund, Inc.


Arch T. Allen, III (58)            Trustee          Attorney at law, Raleigh, North Carolina; Trustee, Cash
c/o Mentor Institutional Trust                      Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                                  Mentor Funds; Director, Mentor Income Fund, Inc. and
Richmond, VA 23219                                  America's Utility Fund, Inc.; formerly, Vice Chancellor for
                                                    Development and University Relations, University of North
                                                    Carolina at Chapel Hill.

Weston E. Edwards (64)             Trustee          President, Weston Edwards & Associates; Trustee Cash
c/o Mentor Institutional Trust                      Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                                  Mentor Funds; Director, Mentor Income Fund, Inc. and
Richmond, VA 23219                                  America's Utility Fund, Inc.; Founder and Chairman, The
                                                    Housing Roundtable; formerly, President, Smart Mortgage
                                                    Access, Inc.

Jerry R. Barrentine (64)           Trustee          President, J.R. Barretine & Associates; Trustee, Cash
c/o Mentor Institutional Trust                      Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                                  Mentor Funds; Director, Mentor Income Fund, Inc. and
Richmond, VA 23219                                  America's Utility Fund, Inc.; formerly, Executive Vice
                                                    President and Chief Financial Officer, Barclays/American
                                                    Mortgage Director Corporation; Managing Partner, Barrentine
                                                    Lott & Associates.

J. Garnett Nelson (59)             Trustee          Consultant, Mid-Atlantic Holdings, LLC; Trustee, Cash
c/o Mentor Institutional Trust                      Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                                  Mentor Funds; Director, Mentor Income Fund, Inc.,
Richmond, VA 23219                                  America's Utility Fund, Inc., GE Investment Funds, Inc.,
                                                    and Lawyers Title Corporation; Member, Investment
                                                    Advisory Committee, Virginia Retirement System; formerly,
                                                    Senior Vice President, The Life Insurance Company of
                                                    Virginia.

Paul F. Costello (38)              President        Managing Director,Mentor Investment Group, LLC,
c/o Mentor Institutional Trust                      President, Cash Resource Trust, Mentor Income Fund, Inc.,
901 E. Byrd Street                                  Mentor Institutional Trust, Mentor Variable Investment
Richmond, VA 23219                                  Portfolios and America's Utility Fund, Inc.; Director, Mentor
                                                    Perpetual Advisors, LLC.

                                   POSITION HELD
NAME AND ADDRESS                   WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------   --------------   -----------------------------------------------------------
Terry L. Perkins (52)              Treasurer,       Senior Vice President and Treasurer, Mentor Investment Group, LLC;
c/o Mentor Institutional Trust     Secretary        Treasurer, Mentor Funds, Cash Resource Trust, Mentor
901 E. Byrd Street                                  Variable Investment Portfolios, Mentor Income Fund, Inc.
Richmond, VA 23219

Michael Wade (32)                  Assistant        Vice President and Controller, Mentor Investment Group, LLC Assistant
c/o Mentor Institutional Trust     Treasurer        Treasurer, Mentor Income Fund, Inc., Cash Resource Trust,
901 E. Byrd Street                                  Mentor Funds, Mentor Variable Investment Portfolios and
Richmond, VA 23219                                  America's Utility Fund.




     The table below shows the fees paid to each Trustee by the Trust for the 1998 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1998 calendar year.



                                     AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM ALL
                                         FROM THE TRUST          COMPLEX FUNDS (27 FUNDS)
                                     (FISCAL YEAR END 1998)        (CALENDAR YEAR 1998)
                                    ------------------------   ----------------------------
Daniel J. Ludeman ...............            $    0                       $     0
Arnold H. Dreyfuss ..............            $1,261                       $34,000
Thomas F. Keller ................            $1,147                       $29,000
Louis W. Moelchert, Jr. .........            $1,261                       $33,000
J. Garnett Nelson ...............            $1,255                       $40,000
Troy A. Peery, Jr. ..............            $1,261                       $32,000
Peter J. Quinn, Jr. .............            $    0                       $     0
Jerry R. Barrentine .............            $1,255                       $41,000
Weston E. Edwards ...............            $1,255                       $42,000
Arch T. Allen III ...............            $1,255                       $35,000


----------
     The Trustees do not receive pension or retirement benefits from the Trust.



     The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                        PRINCIPAL HOLDERS OF SECURITIES


      As of February 23, 1999, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any Portfolio as of that date, except the following:




          PORTFOLIO                           HOLDER                   PERCENTAGE OWNERSHIP
----------------------------   ------------------------------------   ---------------------
U.S. Govt. Cash Management     4 Front Technologies Inc.              11.13%
(Institutional/Class Y Shares) Attn: Craig Kleinman
                               6300 S. Syracuse Way, Ste. 293
                               Englewood, CO 80111-6720

                               County of Augusta                      10.64%
                               PO Box 1997
                               Richmond, VA 23218-1357

                               TBA Entertainment Corporation          10.09%
                               ATTN: Bryan J. Cusworth CFO
                               16501 Ventura Blvd., Ste 601
                               Encino, CA 91436-2072

                               Earthshell Corporation                  9.41%
                               111 S. Calvert St., Ste. 1950
                               Baltimore, MD 21202-6174

                               Bassett Furniture Industries, Inc.      5.72%
                               Attn: Jane Wilson
                               3525 Fairystone Park Hwy
                               PO Box 626
                               Bassett, VA 24055

                               Framers Telephone Coop Inc.             5.31%
                               PO Box 1357
                               Richmond, VA 23218-1357

Fixed Income                   Seabury & Smith                         8.18%
(Institutional/Class Y Shares) KVI & Coda Escrow
                               PO Box 1357
                               Richmond, VA 23218-1357

International                  Arthur Millman                         54.07%
(Institutional/Class Y Shares) Madeline Millman JT WROS
                               PO Box 567
                               Isle of Palms, SC 29451-0567

                               Stanley Picheny                        27.82%
                               322 Central Park West
                               New York, NY 10025-7629

                               First Clearing Corporation             11.68%
                               A/C 2254-7301
                               The Gladys & Franklin Clark
                               Foundation #1
                               c/o Gilbert A. Bartlett
                               809 Richmond Rd.



International                  Key Trust Co Ttee                      99.69%
  (E Shares)                   RPM Inc U/A DTD 11/26/87
                               Attn: Martin Currie
                               PO Box 94871
                               Cleveland OH 44101-4871

                         INVESTMENT ADVISORY SERVICES

     Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to the Fixed-Income Portfolio and U.S. Government Cash Management Portfolio; Mentor Perpetual Advisors, LLC serves as investment adviser to the International Portfolio.

     Mentor Advisors has over $15 billion in assets under management and is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group") and its affiliates. Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc., which is in turn a wholly owned subsidiary of First Union Corp. ("First Union"). First Union is a leading financial services company with approximately $234 billion in assets and $17 billion in total stockholders' equity as of September 30, 1998. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $14 billion. Its clients include 28 unit and investment trusts and other public investment pools including private individuals, charities, pension plans, and life assurance companies.

     Mentor Advisors and Mentor Perpetual together serve as investment adviser to 27 separate investment portfolios in the Mentor Family of Funds, including those offered by this Prospectus. For a prospectus relating to certain of these other investment portfolios, and for information concerning your eligibility to purchase shares of those portfolios, contact Mentor Services Company.

     On October 31, 1996, Commonwealth Investment Counsel, Inc., the previous investment adviser to the U.S. Government Cash Management and Fixed-Income Portfolios, was reorganized as Mentor Investment Advisors, LLC.

     Each of Mentor Advisors and Mentor Perpetual acts as investment adviser to its respective Portfolio(s) pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, each investment adviser manages a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. The investment advisers make investment decisions for the Portfolios and place the purchase and sale orders for portfolio transactions. Each investment adviser bears all of its expenses in connection with the performance of its services. In addition, the investment advisers pay the salaries of all officers and employees who are employed by them and the Trust.

     The investment advisers provide the Portfolios with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Portfolios and for the other investment advisory clients of an investment adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in an investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. The investment advisers employ professional staffs of portfolio managers who draw upon a variety of resources, including Wheat, First
Securities, Inc., an affiliate of the investment advisers, for research information for their respective Portfolios.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

     Each of the Management Contracts is subject to annual approval by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).

     Under  their  Management  Contracts,  neither of the  Fixed-Income  or U.S.
Government Cash Management Portfolios pays a management fee. Under its Management Contract, the International Portfolio pays a monthly fee to Mentor Perpetual based on the average net assets of that Portfolio, as determined at the close of each business day during the month at the annual rate of 1.00% of average net assets.

     For  the  fiscal  periods  indicated,   the  International  Portfolio  paid
management fees (net of fee waiver) and Mentor Perpetual waived management fees in respect of the International Portfolio in the following amounts:




                             1998          1997         1996
                         -----------   -----------   ----------
Fees paid ............    $664,781      $ 85,485      $12,402
Fees waived ..........    $318,510      $137,516      $23,292

     Mentor Advisors bore expenses in respect of the U.S. Government Cash Management Portfolio and Fixed-Income Portfolio in the following amounts for the fiscal periods indicated:




                                                           1998         1997         1996
                                                       -----------   ----------   ----------
U.S. Government Cash Management Portfolio ..........    $116,808      $66,203      $70,426
Fixed-Income Portfolio .............................    $ 70,518      $24,294      $44,556


                            ADMINISTRATIVE SERVICES


     Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolios pursuant to an Administration Agreement with the Trust. None of the Portfolios pays any fees under the Agreement, except Mentor Perpetual International Portfolio, which pays administrative service fees to Mentor Investment Group at the annual rate of 0.10% of its average daily net assets. Mentor Investment Group has agreed to bear certain expenses of the Portfolios pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.


     Pursuant to the Administration Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor Investment Group provides all clerical services relating to the Portfolios' business. Mentor Investment Group bears all of its expenses in connection with the performance of its services, and does not receive a fee from the Portfolios for its services.


     The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio.
The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) in respect of a particular Portfolio.

      For the period April 1, 1998 through October 31, 1998, Mentor Perpetual International Portfolio paid fees to Mentor Investment Group under the Administration Agreement in the amount of $63,564, which was calculated at the rate of 0.10% of average daily net assets. Prior to April 1, 1998, Mentor Perpetual International Portfolio paid no fees under the Administration Agreement.



SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC ("Mentor Distributors") with respect to the International Portfolio's Class A shares, Class B shares, and Class E shares. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the International Portfolio to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of the International Portfolio. In return for providing these support services, a financial institution may receive payments from Mentor Distributors at a rate not exceeding 0.25% of the average daily net assets of the Class A, Class B shares, and Class E shares, as the case may be, of the International Portfolio owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the International Portfolio and its shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the International Portfolio; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the International Portfolio reasonably requests. The Plan (and any agreement entered into pursuant to the Plan) may be terminated at any time by (i) a vote of the majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act), (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular class, or (iii) Mentor Distributors on 60 days notice.


     The International Portfolio paid shareholder service fees to Mentor Distributors in the amounts $203,505, $22,421, and $0 during the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, respectively.


     In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A, Class B, and Class E shares of the International Portfolio. These payments will be made directly by the investment adviser and/or Mentor Investment Group, as applicable, and will not be made from the assets of the International Portfolio.


                                   BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of portfolio securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment advisers receive brokerage and research services and other similar services from many broker-dealers with which they place the Portfolios' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by an investment adviser for research purposes, the investment adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to an investment adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

     The investment advisers place all orders for the purchase and sale of portfolio investments for the Portfolios and buy and sell investments for the Portfolios through a substantial number of brokers and dealers. The investment advisers seek the best overall terms available for the Portfolios, except to the extent they may be permitted to pay higher brokerage commissions as described below. In doing so, an investment adviser, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.


     As  permitted  by  Section  28(e) of the 1934  Act,  and by the  Management
Contracts, the investment advisers may cause the Portfolios to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to them an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment advisers' authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The investment advisers do not currently intend to cause a Portfolio to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the investment advisers will use their best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, the investment advisers may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.


     The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat"), First Union Brokerage Services ("FUBS"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat, FUBS, and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat, FUBS, and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat, FUBS, and EVEREN in over-the-counter securities in which Wheat, FUBS, or EVEREN makes a market.

     Under rules adopted by the SEC, Wheat, FUBS, and EVEREN may not execute transactions for a Portfolio on the floor of any national securities exchange, but may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat, FUBS, and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from a Portfolio. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.



BROKERAGE COMMISSIONS

     The Portfolios paid brokerage commissions on brokerage transactions in the following amounts for the periods indicated:




                                                         FISCAL       FISCAL       FISCAL
                                                          1998         1997         1996
                                                      -----------   ----------   ----------
Fixed-Income Portfolio ............................          --           --           --
U.S. Government Cash Management Portfolio .........          --           --           --
International Portfolio ...........................    $733,000      $19,591      $57,678



     None of the Portfolios paid brokerage commissions to Wheat, EVEREN or FUBS for the periods shown above.

     In the fiscal year ended October 31, 1998, Mentor Advisors, on behalf of the Trust, placed agency and underwritten transactions having an approximate aggregate dollar value of $10,077,617 (100% of the Trust's aggregate agency and underwritten transactions on which approximately $733,000 of commissions were paid) with brokers and dealers whose research, statistical and quotation services Mentor Advisors considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services. The increase was due to the increase in the Portfolio's assets and to increased trading volume.



                       DETERMINATION OF NET ASSET VALUE

     The Trust determines net asset value per share of each class of shares of the Portfolios each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.


     MENTOR FIXED-INCOME PORTFOLIO AND MENTOR PERPETUAL INTERNATIONAL PORTFOLIO. In respect of Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio, securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or a Portfolio's investment adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Portfolio outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, its investment adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a particular class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

     MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO ONLY. The valuation of Mentor U.S. Government Cash Management Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

     The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

     Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.


                                  TAX STATUS

     Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. A Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To satisfy these requirements, a Portfolio may engage in investment techniques that affect the amount, timing, and character of its income and distributions.

     If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from the prior year. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable to shareholders of record on a date in October, November, or December and paid by the Portfolio during the following

January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

     Distributions from a Portfolio will be taxable to shareholders as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Net capital gain (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) of a Portfolio that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain (generally taxable to individuals at a 20% rate), regardless of how long a shareholder has held the shares in the Portfolio. Distributions from a Portfolio will be taxable to a shareholder whether received in cash or in additional shares.

     Distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

     If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their stated redemption price at maturity ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities that it otherwise would have continued to hold.

     A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments), if any, may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Certain transactions in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     If more than 50% of a Portfolio's assets at year end consists of stock or securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities the Portfolio has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Investment by a Portfolio in certain "passive foreign investment companies" could subject the Portfolio to a U.S. federal income tax (including interest charges) distributions received from the company or on the proceeds from the sale of its investment in such a company; however, in certain circumstances this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares held for more than one year will be taxed as long-term capital gain. Such gain is, in the case of an individual, generally taxed at a 20% rate. If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares and (to the extent not so disallowed) will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Each Portfolio is required to withhold 31% of a shareholder's taxable distributions and redemption proceeds if the shareholder does not provide the Portfolio with a correct taxpayer identification number or fails to certify to the Portfolio that the shareholder is not subject to such withholding, or if the Portfolio is notified that it must withhold because the shareholder has under-reported in the past. Shareholders who fail to furnish their current taxpayer identification number are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willful neglect. An individual's taxpayer identification number is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends, distributions and redemption proceeds also may be subject to state, local, foreign, and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).



                                THE DISTRIBUTOR


     Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal underwriter for the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any Portfolio. Mentor Distributors is a wholly owned subsidiary of BISYS Fund Services, Inc.


     The International Portfolio makes payments to Mentor Distributors in accordance with its Distribution Plan in respect of its Class B shares adopted pursuant to Rule 12b-1 under the 1940 Act. During the fiscal year ended October 31, 1998, the International Portfolio paid fees under the Distribution Plan in the amount of $243,187, all of which represented compensation to the underwriter.


     Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Portfolio and who have no direct or indirect interest in the Plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Qualified Trustees. The Plan may not be amended in order to increase materially the costs which the Portfolio may bear for distribution pursuant to such Plan without also being approved by a majority of the outstanding Class B shares of the Portfolio. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding Class B shares of the Portfolio.

     If Plan payments are made to reimburse Mentor Distributors for payments to dealers based on the average net asset value of Portfolio shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account means the product of (i) the Portfolio's average daily share balance of the account and
(ii) the Portfolio's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Mentor Distributors may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

     Financial institutions receiving payments from Mentor Distributors as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

     Mentor Services Company, a wholly owned subsidiary of Mentor Investment Group, provides marketing-related services in respect of the Portfolios. Mentor Services Company and its affiliates will receive from Mentor Distributors substantially all amounts received or retained by Mentor Distributors in respect of the distribution of the Portfolios' shares, including any amounts paid to Mentor Distributors under the Portfolios' Class B Plans. In addition, Mentor Services Company receives from Mentor Distributors an amount equal to all CDSC's received by Mentor Distributors.

CONTINGENT DEFERRED SALES CHARGES

     During fiscal year 1998, Mentor Distributors received $22,261 in contingent deferred sales charges in respect of shares of the International Portfolio.


UNDERWRITING COMMISSIONS


     The International Portfolio paid no underwriting commissions retained by Mentor Distributors in respect of its Class A and Class B shares for the fiscal years 1998, 1997, and 1996 respectively.



                            INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services.



                              FINANCIAL STATEMENTS

     The financial highlights in the Prospectuses for the periods indicated which have been audited by the Trust's independent accountants, and the audited financial statements appearing in the most current Annual Report, which is incorporated by reference in this Statement of Additional Information, have been so included in reliance on the report of KPMG Peat Marwick LLP, given on the authority of said firm as experts in accounting and auditing. Copies of the Annual Report are available upon request and without charge.



                                   CUSTODIAN


     The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Kansas City, Missouri 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.



                              SHARES OF THE TRUST

     Each share of the Trust has one vote, with fractional shares voting proportionally. Shares of each class of a Portfolio will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio each were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolios nor the Trust is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

                            PERFORMANCE INFORMATION

     Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. With respect to the Fixed Income Portfolio and International Portfolio, total return for the one-, five-, and ten-year periods for each class of shares (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Portfolio at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a Portfolio during that period. Total return calculations assume deduction of a Portfolio's maximum front-end or contingent deferred sales charge, if any, and reinvestment of all Portfolio distributions at net asset value per share of the relevant class on their respective reinvestment dates.

     The table below shows the total return through October 31, 1998 for the Portfolios for the periods indicated:




                                                       1 YEAR      SINCE INCEPTION
                                                     ----------   ----------------
Fixed-Income Portfolio ...........................   7.21%               9.26%
International Portfolio (Institutional) ..........   7.69%               7.86%
International Portfolio (Class A) ................   7.43%               9.68%
International Portfolio (Class B) ................   6.64%               9.16%
International Portfolio (Class E) ................     N/A              10.67%


     The yield for each class of shares of a Portfolio is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a particular class during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of that class outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares, if applicable, and net asset value per share for all other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.


     The thirty-day yield for the Portfolio for the period ended October 31, 1998 was as follows:





                                     30-DAY YIELD
                                    -------------
Fixed-Income Portfolio ..........        5.28%


     Mentor Cash Management Portfolio only. The yield of the U.S. Government Cash Management Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.


     Based on the seven-day period ended October 31, 1998, the U. S. Government Cash Management Portfolio's yield was 4.90% and its effective yield was 5.02%.

     Total return or yield may be presented for other periods or without giving effect to any front-end or contingent deferred sales charge. Any quotation of total return or yield not reflecting such sales charges would be reduced if such sales charges were reflected.

     All data for each of the Portfolios are based on past performance and do not predict future results.

     Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

     Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


     Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

     Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

     Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

     Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc.

     Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.


     U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

     The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                             SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.


                    MEMBERS OF INVESTMENT MANAGEMENT TEAMS

   The following persons are investment personnel of the Portfolios' investment advisers, as indicated.


MENTOR INVESTMENT ADVISORS, LLC

ACTIVE FIXED-INCOME

P. MICHAEL JONES, CFA -- MANAGING  DIRECTOR,  CHIEF INVESTMENT OFFICER
Mr. Jones has 12 years of investment management experience. He is the manager of Mentor Short-Duration Income Portfolio and Mentor Quality Income Portfolio, as well as Mentor Income Fund, a $120 million closed-end bond fund. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He has worked as an investment manager at Ryland Capital Management, Alliance Capital Management, and Central Fidelity Bank. Mr. Jones earned an undergraduate degree from the College of William and Mary, and an MBA from the Wharton School of the University of Pennsylvania.

DENNIS F.  CLARY,  CFA -- SENIOR VICE  PRESIDENT,  PORTFOLIO  MANAGER
Mr. Clary joined Mentor in 1998 and has over 20 years of investment management experience. Prior to joining Mentor's Fixed Income Team, he worked for three years as a Vice President and Senior Portfolio Manager for First America Investment Corporation. He previously was employed for four years as a Vice President and Portfolio Manager at CSI Asset Management, Inc. and prior to that for four years in a similar role by Investment & Capital Management Corporation. Mr. Clary received his BA and MBA degrees from Ohio State University.

TIMOTHY ANDERSON,  CFA -- SENIOR VICE PRESIDENT,  PORTFOLIO MANAGER
Mr. Anderson has 8 years of investment management experience. He joined Mentor in June, 1998. Prior to joining Mentor's Fixed-Income Team, he worked for two years as a Senior Fixed Income Analyst at Investment Advisors, Inc. Previous to that he was employed for five years as a Senior Investment Analyst at St. Paul Fire & Marine Insurance Company and for two years as an Analyst for Duff & Phelps Credit Rating Company. He received a BS degree from DePaul University and an MBA degree from the University of Chicago.

TODD C. KUIMJIAN -- PORTFOLIO MANAGER
Mr. Kuimjian has 4 years of investment management experience. He joined the Fixed-Income Team in January, 1997, initially as a Research Analyst and later as a Portfolio Manager. Prior to joining the Fixed-Income Team, Mr. Kuimjian served Mentor as an investment accountant/systems analyst and later as a senior investment administrator within Mentor's investment services group. Mr. Kuimjian is a Certified Public Accountant and received his BS degree from Virginia Polytechnic Institute.

CASH MANAGEMENT

R. PRESTON  NUTTALL,  CFA -- MANAGING  DIRECTOR,  CHIEF  INVESTMENT  OFFICER
Mr. Nuttall has more than 30 years of investment management experience. Prior to Mentor Advisors, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

HUBERT R. WHITE III -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. White has 12 years of investment management experience. Prior to joining Mentor Advisors, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

GREGORY S. KAPLAN -- ASSOCIATE VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Kaplan brings over 6 years of analytical and investment experience to Mentor. Prior to joining the firm, Mr. Kaplan served for four years as a credit specialist analyzing commercial credit for NationsBank. He began his career in the Investment Services division of Prudential Insurance. Mr. Kaplan is a graduate of Rutgers University and earned his MBS from the Pamplin College of Business at Virginia Polytechnic Institute and State University.

MENTOR PERPETUAL ADVISORS, LLC

MARTIN ARBIB -- CHAIRMAN,  PERPETUAL PORTFOLIO  MANAGEMENT
Mr. Arbib is chairman and founder of Perpetual, a partner in the Mentor Perpetual Advisors joint venture, where he currently leads investment management. A chartered Accountant, he has 22 years' investment management experience.

BOB YERBURY -- CHIEF INVESTMENT OFFICER
Mr. Yerbury has 24 years' investment management experience, with over 21 years' experience in North American stock markets, and has been part of the Perpetual team for 13 years. Before joining Perpetual, he was a portfolio manager with Equity & Law Assurance Company. Mr. Yerbury is a graduate of Cambridge University.

STEPHEN WHITTAKER -- UK TEAM LEADER
Mr. Whittaker joined Perpetual eight years ago and has 16 years' investment management experience. Prior to joining Perpetual, he was responsible for UK equity funds for the Save & Prosper Group. He began his fund management career with Rowe & Pitman after graduation from Manchester University.

MARGARET RODDAN -- EUROPE TEAM LEADER
Ms. Roddan has 11 years of investment management experience, three years with Perpetual. She joined Perpetual from Mercury Asset Management, where she shared responsibility for management of continental European equity holdings. She began her career with the National Provident Institution. Ms. Roddan is a graduate of the Investment Management Program at the London Business School. She studied finance at City University and is a graduate of Bristol University.


SCOTT MCGLASHAN -- FAR EAST TEAM LEADER
Mr. McGlashan has 19 years' management experience, 13 years specializing in the Far East, and 11 years' tenure at Perpetual. He is a graduate of Yale and Cambridge University.

KATHRYN LANGRIDGE -- SOUTHEAST ASIA TEAM LEADER
Ms. Langridge shares responsibility with Mr. McGlashan for Far East equity investments. Before joining Perpetual in 1990, she spent eight years in Hong Kong with the investment firm of Jardine Fleming. She specializes in equity investments in the non-Japanese stock markets of the Far East. Ms. Langridge is a graduate of Cambridge University.

IAN BRADY -- AMERICAN TEAM LEADER

Mr. Brady is head of the North American team at Perpetual. He has 12 years' investment management experience. Before joining Perpetual in 1997, he worked for Britannia Investment Management, Legal & General and Standard Life. He is a graduate of Aberdeen and Strathclyde Universities.

                                                                        APPENDIX

MOODY'S INVESTORS SERVICE, INC., BOND RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa  --  Bonds  which  are  rated  Baa  are   considered  as   medium-grade
obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principle or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD AND POOR'S RATINGS SERVICE, INC., BOND RATINGS

     AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet it financial commitment on the bligation is extremely strong.

     AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


     BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

     C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligtion are jeopardized.


MOODY'S NOTE RATINGS

     MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

STANDARD AND POOR'S NOTE RATINGS

     SP-1 -- Strong capacity to pay principal and interest. Issues determined to
possess   overwhelming  safety   characteristics  are  given  a  plus  sign  (+)
designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

     SP-3 -- Speculative capacity to pay principal and interest.


MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

        --   Leading market positions in well established industries.
        --   High rates of return on funds employed.
        --   Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        --   Broad  margins in earnings  coverage of fixed  financial  charges and high internal cash generation.
        --   Well established  access to a range of financial  markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) ahve a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios,, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS


     A-1 -- This highest category indicateds that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


     A-2 -- Capacity for timely payment on issues with this designationis satisfactory. However, the relative degree of saety is not as high as for issues designated A-1.


     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C.  OTHER INFORMATION


Item 23. Exhibits

     (a)
         (1) - Agreement and Declaration of Trust.1 (2) - Amendment to Agreement and Declaration of Trust.4
     (b)        -   Bylaws.1
     (c)
         (1)    -   Form of certificate representing shares of beneficial
                    interest for each of the Portfolios.1
         (2)    -   Portions of Agreement and Declaration of Trust Relating to
                    Shareholders' Rights.1
         (3)    -   Portions of Bylaws Relating to Shareholders' Rights.1

     (d)
         (1)    - Form of Management  Contract (Fixed-Income,
                  U.S. Government Cash Management Portfolio).14
         (2)    - Form of Management  Contract (SNAP Fund).13
         (3)    - Form of Management  Contract (International Portfolio). 14


     (e) (1)    - Form of Distribution Agreement.14

     (f)        -   Inapplicable.
     (g)
         (1) - Form of Custody Agreement.1 (2) - Form of Custody Agreement (SNAP
         Fund).5 (3) - Form of Transfer Agency and Services Agreement.3
         (4) - Form of Transfer Agency and Services Agreement (SNAP Fund).5

     (h) (1) - Form of Administration Agreement.14 (2) - Form of Shareholder Service Plan.14

     (i)     - Opinion of counsel, including consent.3

     (j) (1) - Consent of Independent Accountants (SNAP Fund).13 (2) - Consent of Independent Accountants.15

     (k)     - Inapplicable.
     (l)     - Inapplicable.

     (m) - Form of Plan of Distribution pursuant to Rule 12b-1 (International Portfolio).12

     (n) (1)   Financial Data Schedule -- Mentor U.S. Government Cash
                                           Management Portfolio 15
         (2)   Financial Data Schedule -- Mentor Fixed-Income Portfolio 15
         (3)   Financial Data Schedule -- Mentor Perpetual International
                                           Portfolio -- Class A 15
         (4)   Financial Data Schedule -- Mentor Perpetual International
                                           Portfolio -- Class B 15
         (5)   Financial Data Schedule -- Mentor Perpetual International
                       Portfolio -- Institutional Class 15
         (6) Financial Data Schedule -- SNAP Fund.13

     (o)     - Form of Rule 18f-3 Plan.9


     (p)       Power of Attorney.14


     1 Incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 filed on April 15, 1994.

     2 Incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on June 28, 1994.

     3 Incorporated herein by reference to Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed on November 18, 1994.

     4 Incorporated herein by reference to Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on July 3, 1995.

     5 Incorporated herein by reference to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed on July 24, 1995.

     6 Incorporated herein by reference to Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed on September 5, 1995.

     7 Incorporated herein by reference to Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed on March 11, 1996.

     8 Incorporated herein by reference to Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on May 24, 1996.

     9 Incorporated herein by reference to Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on July 3, 1996.

    10 Incorporated by reference to Amendment No. 12 to Registrant's Registration Statement on Form N1-A filed on January 2, 1997.

    11 Incorporated berein by reference to Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on October 10, 1997.

    12 Incorporated herein by reference to Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed January 30, 1998.

    13 Incorporated herein by reference to Amendment No. 15. to Registrant's Registration Statement on Form N-1A filed filed October 30, 1998.


    14 Incorporated herein by reference to Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed on December 31, 1998.

    15   Filed herewith.







Item 24. Persons Controlled by or Under Common Control with Registrant

            None.

Item 25.  Indemnification

     The information required by this item is incorporated herein by reference from the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-8484).

Item 26. Business and Other Connections of Investment Adviser


(a) The following is additional information with respect to the directors and officers of Mentor Investment Advisors, LLC:


                                                           BUSINESS, PROFESSION,
                               POSITION WITH               VOCATION OR EMPLOYMENT
         NAME               INVESTMENT ADVISER        DURING THE PAST TWO FISCAL YEARS

John G. Davenport            Managing Director        Managing Director,
                                                      Mentor Investment
                                   Group, LLC.


R. Preston Nuttall           Managing Director        Managing Director,
                                                      Mentor Investment
                                   Group, LLC.


Paul F. Costello             Managing Director        Managing Director,
                                                      Mentor Investment Group,
                                                      LLC; President, Mentor
                                                      Funds, Mentor
                                                      Institutional Trust, Cash
                                                      Resource Trust, Mentor
                                                      Income Fund, Inc.; and
                                                      America's Utility Fund,
                                                      Inc.; Senior Vice
                                                      President, Mentor
                                                      Distributors, LLC;
                                                      Managing Director, Mentor
                                                      Perpetual Advisors, LLC.

Theodore W. Price            Managing Director        Managing Director,
                                                      Mentor Investment
                                   Group, LLC.

P. Michael Jones             Managing Director        Managing Director,
                                                      Mentor Investment
                                   Group, LLC.

Peter J. Quinn, Jr.          Managing Director        Managing Director,
                                                      Mentor Investment
                                   Group, LLC.


                                      -3-



Daniel J. Ludeman            Chairman                 Chairman and Chief
                                                      Executive Officer,
                                                      Mentor Investment
                                   Group, LLC.

Karen H. Wimbish             Managing Director        Managing Director,
                                                      Mentor Investment
                                   Group, LLC.



Terry L. Perkins             Treasurer and            Senior Vice President,
                             Secretary                Mentor Investment Group,
                                     L.L.C.

Michael A. Wade              Controller               Vice President, Mentor
                                                      Investment Group, L.L.C.



         (b) The following is additional information with respect to Mentor Perpetual Advisors, LLC, the investment adviser to the Mentor Perpetual International Portfolio:





                                                       Other Substantial
                            Position with the          Business, Profession,
Name                        Investment Advisor         Vocation or Employment
Scott A. McGlashan          President                  Director, Perpetual
                                                       Portfolio Management
                                    Limited.

Martyn Arbib                Managing Director          Chairman, Perpetual
                                                       Portfolio Management
                                    Limited.

Roger C. Cormick            Managing Director          Deputy Chairman -
                                                       Marketing, Perpetual
                                                       Portfolio Management
                                    Limited.


Paul F. Costello            Managing Director          Managing Director, Mentor
                                                       Investment Group, LLC
                                                       and Mentor Investment
                                                       Advisors, LLC; President,
                                                       Mentor Funds, Mentor
                                                       Institutional
                                                       Trust, Cash Resource
                                                       Trust, Mentor Income
                                                       Fund, Inc., and America's
                                                       Utility Fund, Inc.;
                                                       Senior Vice President,
                                                       Mentor Distributors, LLC.

Daniel J. Ludeman           Managing Director          Chairman and Chief
                                                       Executive Officer,
                                                       Mentor Investment
                                                       Group, LLC; Director,
                                                       Wheat First Securities,
                                                       Inc.; Managing Director,
                                                       Wheat First Butcher
                                                       Singer, Inc.

David S. Mossop             Managing Director          Director, Perpetual
                                                       Portfolio Management
                                     Limited

Peter J. Quinn, Jr.         Managing Director          Managing Director,
                                                       Mentor Investment
                                   Group, LLC.

Roderick A. Smyth           Managing Director          Managing Director,
                                                       Mentor Investment
                                   Group, LLC.


* The address of Mentor Investment Group, LLC, Wheat, First Securities, Inc.,
Wheat First Butcher Singer, Inc., Mentor Funds, Mentor Income Fund, Inc., Mentor
Investment Advisors, LLC, and Mentor Perpetual Advisors, LLC is 901 East Byrd
Street, Richmond, VA 23219. The address of Ryland Capital Management, Inc. and
RAC Income Fund, Inc. is 11000 Broken Land Parkway, Columbia, MD 21044. The address of Perpetual Portfolio Management Limited is 48 Hart Street,
Henley-on-Thames, Oxon, England, RG92AZ.


                                      -6-

Item 27. Principal Underwriters

     (a) Mentor Distributors, LLC, the Fund's principal underwriter, acts as principal underwriter for the following investment companies:


          The Mentor Funds
             o Mentor Growth Portfolio
             o Mentor Short-Duration Income Portfolio o Mentor Balanced Portfolio o Mentor Capital Growth Portfolio o Mentor Perpetual Global Portfolio o Mentor High Income Portfolio o Mentor Income and Growth Portfolio o Mentor Quality Income Portfolio o Mentor Municipal Income Portfolio o Mentor U.S. Government Money Market Portfolio o Mentor Money Market Portfolio o Mentor Tax-Exempt Money Market Portfolio


          Cash Resource Trust
             o Cash Resource Money Market Fund
             o Cash Resource U.S. Government Money Market Fund
             o Cash Resource Tax-Exempt Money Market Fund
             o Cash Resource California Tax-Exempt Money Market Fund
             o Cash Resource New York Tax-Exempt Money Market Fund

          Mentor Institutional Trust
             o Mentor U.S. Government Cash Management Portfolio
             o Mentor Fixed-Income Portfolio
             o Mentor Perpetual International Portfolio

          Mentor Investment Group
             o Mentor Income Fund
             o America's Utility Fund

          Mentor Variable Investment Portfolios o Mentor VIP Growth Portfolio o
             Mentor VIP Strategy Portfolio o Mentor VIP Balanced Portfolio o Mentor VIP Capital Growth Portfolio o Mentor VIP Perpetual International Portfolio

     (b) Information concerning officers of Mentor Distributors, LLC:

                                            -10-


Name And Principal        Positions And Offices      Positions And Offices
Business Address*           With Underwriter           With Registrant
-----------------         --------------------       ---------------------
  Lynn Mangum                  Chairman                  Inapplicable
  D'Ray Moore                  President                 Inapplicable
  Dennis Sheehan               Executive Vice President  Inapplicable
  William J. Tomko             Senior Vice President     Inapplicable
  Mark J. Rybarczyk            Senior Vice President     Inapplicable
  Kevin J. Dell                Vice President and        Inapplicable
                                  Secretary
  Michael D. Burns             Vice President            Inapplicable
  David Blackmore              Vice President            Inapplicable
  Robert L. Tuch               Assistant Secretary       Inapplicable
  Steven Ludwig                Compliance Officer        Inapplicable

*Principal Address for all Officers:
   BISYS Fund Services, Inc.
   3435 Stelzer Road
   Columbus, Ohio 43219-8000


     (c)  Inapplicable.



Item 28.       Location of Accounts and Records

               Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Secretary, Geoffrey B. Sale, Registrant's custodians, Investors Fiduciary Trust Company ("IFTC") (all Portfolios other than SNAP Fund), and Wachovia Bank (SNAP Fund only), and Registrant's transfer agents, State Street Bank and Trust Company (through Boston Financial Data Services, Inc. ("BFDS")) (all Portfolios other than SNAP Fund), and Wachovia

Bank (SNAP Fund only). The address of the Secretary is 901 East Byrd Street, Richmond, Virginia, 23219. The address of BFDS is 2 Heritage Drive, North Quincy, Massachusetts 02171. The address of IFTC is 127 West 10th Street, Kansas City, Missouri, 64105. The address of Wachovia Bank is 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261.

Item 29.       Management Services

               None.

Item 30.       Undertakings

(a) The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request are without change.


(b) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                     NOTICE

               A copy of the Agreement and Declaration of Trust of Mentor Institutional Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registrant Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on this 26th day of February, 1999.




                                                     MENTOR INSTITUTIONAL TRUST



                                                        By: /s/ PAUL F. COSTELLO
                                                            Paul F. Costello
                                                            Title:  President

              Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.



         SIGNATURE                         TITLE                                 DATE
                *
- --------------------------------           Trustee                         February 26, 1999
Arnold H. Dreyfuss

                *
- --------------------------------           Trustee                         February 26, 1999
Thomas F. Keller


                *                            Trustee                         February 26, 1999
- --------------------------------
Daniel J. Ludeman


                *                            Trustee                         February 26, 1999
- --------------------------------
Louis W. Moelchert, Jr.


                                                -9-



             *                               Trustee                         February 26, 1999
- ---------------------------------
Troy A. Peery, Jr.

             *                               Trustee                         February 26, 1999
- ---------------------------------
Peter J. Quinn, Jr.

             *                               Trustee                         February 26, 1999
- ---------------------------------
Arch T. Allen, III

                                                                             February 26, 1999
             *                               Trustee
- ---------------------------------
Weston E. Edwards


             *                               Trustee                         February 26, 1999
-----------------------------------
Jerry R. Barrentine

                                                                             February 26, 1999
             *                               Trustee
-----------------------------------
J. Garnett Nelson



/s/ PAUL F. COSTELLO                         President                       February 26, 1999
-----------------------------
Paul F. Costello                             (Principal  Executive Officer)



/s/ TERRY L. PERKINS                         Treasurer                       February 26, 1999
----------------------------
Terry L. Perkins                             (Principal Financial and
                                              Accounting Officer)


*By /s/ PAUL F. COSTELLO                                                     February 26, 1999
   ----------------------
       Paul F. Costello
       Attorney-in-Fact



                                      -10-



                                 EXHIBIT INDEX




                                                                                     Page


(11)                 Consent of Independent Accountants

(17)(a)              Financial Data Schedule -- Mentor U.S. Government Cash
                     Management Portfolio

(17)(b)              Financial Data Schedule -- Mentor Fixed Income Portfolio

(17)(c)              Financial Data Schedule -- Mentor Perpetual International
                     Portfolio -- Class A

(17)(d)              Financial Data Schedule -- Mentor Perpetual International
                     Portfolio -- Class B

(17)(e)              Financial Data Schedule -- Mentor Perpetual International
                     Portfolio -- Class E

(17)(f)              Financial Data Schedule -- Mentor Perpetual International
                     Portfolio -- Institutional Class



                                      -11-